UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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Neoleukin Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NEOLEUKIN THERAPEUTICS, INC.

401 Terry Avenue N.

Seattle, Washington 98109

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on November 12, 2019

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Neoleukin Therapeutics, Inc., a Delaware corporation (the “Company”). The meeting is expected to be held on November 12, 2019 at 1:30 p.m. local time at the offices of Fenwick & West LLP, 1191 2nd Avenue, Fl.10, Seattle, Washington 98101 for the following purposes:

1.	To elect Jonathan G. Drachman and Sarah B. Noonberg as Class II directors of the Company to hold office until the 2022 Annual Meeting of Stockholders.

2.

To approve the conversion of 101,927 shares of our non-voting convertible preferred stock issued to the former equity holders of Neoleukin Therapeutics, Inc. (“Former Neoleukin”) in connection with our completed acquisition of Former Neoleukin, into 10,192,700 shares of our common stock (the “Preferred Stock Conversion Proposal”).

3.

To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000 (the “Authorized Common Stock Proposal”).

4.

To approve, at the discretion of the Board of Directors, an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio not less than 1-for-2 and not greater than 1-for-5, with the exact ratio to be set within that range at the discretion of our board of directors before December 31, 2020 without further approval or authorization of our stockholders, and a corresponding reduction in the number of authorized shares of common stock (the “Reverse Stock Split Proposal”).

5.

To approve amendments to our 2014 Equity Incentive Plan to, among other things, increase the number of shares of our common stock available for grant and issuance thereunder by 4,500,000 shares (the “Equity Plan Proposal”).

6.	To ratify the appointment of Deloitte LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2019.

7.

To approve one or more adjournments of the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the Proposal Nos. 1 through 6 at the time of the Annual Meeting or in the absence of a quorum (the “Adjournment Proposal”).

8.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the proxy statement accompanying this Notice.

The record date for the Annual Meeting is September 18, 2019. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Dr. Jonathan G. Drachman
Chief Executive Officer

Seattle, Washington

October 2, 2019

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote over the internet or by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card, as promptly as possible in order to ensure your representation at the meeting. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a proxy card by mail, the instructions are printed on your proxy card and included in the accompanying proxy statement. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

PROXY STATEMENT

NEOLEUKIN THERAPEUTICS, INC.

401 Terry Avenue N.

Seattle, Washington 98109

PROXY STATEMENT

FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on November 12, 2019

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors of Neoleukin Therapeutics, Inc. (the “Company,” “Neoleukin,” “we,” “us” or “our”) is soliciting your proxy to vote at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about October 3, 2019 to all stockholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?

We intend to send you a proxy card, along with a second Notice, on or after October 3, 2019.

How do I attend the Annual Meeting?

The meeting is expected to be held on November 12, 2019 at 1:30 p.m. local time at the offices of Fenwick & West LLP, 1191 2nd Avenue, Fl.10, Seattle, Washington 98101. For directions, please call the offices of Fenwick & West LLP at (206) 389-4510. Information on how to vote in person at the meeting is discussed below.

What am I voting on?

At the Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders, including:

•	To elect Jonathan G. Drachman and Sarah B. Noonberg as Class II directors of the Company to hold office until the 2022 Annual Meeting of Stockholders.

•

To approve the conversion of 101,927 shares of our non-voting convertible preferred stock issued to the former equity holders of Neoleukin Therapeutics, Inc. (“Former Neoleukin”) in connection with our completed acquisition of Former Neoleukin into 10,192,700 shares of our common stock (the “Preferred Stock Conversion Proposal”).

•

To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000 (the “Authorized Common Stock Proposal”).

•

To approve, at the discretion of the Board of Directors, an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio not less than 1-for-2 and not greater than 1-for-5, with the exact ratio to be set within that range at the discretion of our board of directors before December 31, 2020 without further approval or authorization of our stockholders, and a corresponding reduction in the number of authorized shares of common stock (the “Reverse Stock Split Proposal”).

•

To approve amendments to our 2014 Equity Incentive Plan to, among other things, increase the number of shares of our common stock available for grant and issuance thereunder by 4,500,000 shares (the “Equity Plan Proposal”).

•	To ratify appointment of Deloitte LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2019.

•

To approve one or more adjournments of the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve any of Proposal Nos. 1 through 6 at the time of the Annual Meeting or in the absence of a quorum (the “Adjournment Proposal”).

•	To conduct any other business properly brought before the meeting.

Who is entitled to vote at the meeting?

Our Board of Directors has set September 18, 2019 as the record date for the Annual Meeting. If you were a stockholder of record of our common stock at the close of business on September 18, 2019, you are entitled to vote at the meeting. However, under the applicable The Nasdaq Stock Market LLC (“Nasdaq”) rules, stockholders who acquired their shares of common stock in connection with our acquisition of Former Neoleukin are not entitled to vote such shares on the Preferred Stock Conversion Proposal.

As of the record date, 28,135,639 shares of our common stock were issued and outstanding and, therefore, eligible to vote at the meeting. However, because the 4,589,771 shares of common stock that were issued to Former Neoleukin equity holders in connection with the acquisition of Former Neoleukin are not entitled to vote on the Preferred Stock Conversion Proposal, 23,545,868 shares of common stock are eligible to vote on the Preferred Stock Conversion Proposal.

What are my voting rights?

Holders of our common stock are entitled to one vote per share. There is no cumulative voting.

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” or “Withhold” for each nominee to the Board of Directors. For the approval of the Preferred Stock Conversion Proposal, the Authorized Common Stock Proposal, the Reverse Stock Split Proposal, the Equity Plan Proposal, the ratification of the appointment of Deloitte LLP as our independent registered public accounting firm or the Adjournment Proposal, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•

To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•

To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m., Eastern Time, on November 11, 2019 to be counted.

•

To vote through the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your internet vote must be received by 11:59 p.m., Eastern Time, on November 11, 2019 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of September 18, 2019, except that under the applicable Nasdaq listing rules, stockholders who acquired their shares of common stock in connection with our acquisition of Former Neoleukin are not entitled to vote such shares on the Preferred Stock Conversion Proposal.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or in person at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of various national and regional securities exchanges, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Approval of a reverse stock split, an increase in authorized shares, ratification of the appointment of auditors and adjournment of the meeting are considered “routine” matters. Accordingly, your broker or nominee may not vote your shares on the election of either nominee for director, approval of the Preferred Stock Conversion Proposal or approval of the Equity Plan Proposal without your instructions, but may vote your shares on the ratification of the appointment of Deloitte LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019, the Authorized Common Stock Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal without your instructions. When a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all of the nominees for director, “For” the approval of the Preferred Stock Conversion Proposal, “For” the approval of the Authorized Common Stock Proposal, “For” the approval of the Reverse Stock Split Proposal, “For” the approval of the Equity Plan Proposal, “For” the ratification of the appointment of Deloitte LLP as our the independent registered public accounting firm for our fiscal year ending December 31, 2019 and “For” the approval of the Adjournment Proposal. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or through the internet.

•	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 401 Terry Avenue N., Seattle, Washington 98109.

•	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals and director nominations due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing, to our Corporate Secretary at 401 Terry Avenue N., Seattle, Washington 98109, and must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Because we expect to hold our 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) in May 2020, the proposals for inclusion in next year’s proxy materials must be submitted not earlier than the close of business on the 120th day prior to the 2020 Annual Meeting and not later than the close of business on the later of (x) the 90th day prior to the 2020 Annual Meeting or (y) the 10th following the day on which public announcement of the date of the 2020 Annual Meeting is first made. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes; and, with respect to the proposals to approve the Preferred Stock Conversion Proposal, to approve the Authorized Common Stock Proposal, to approve the Reverse Stock Split Proposal, to approve the Equity Plan Proposal, to ratify the appointment of Deloitte LLP as our independent registered public accounting firm and to approve the Adjournment Proposal, votes “For,” “Against,” abstentions and broker non-votes.

How many votes are needed to approve each proposal?

For the election of directors, the two nominees to serve until the 2022 Annual Meeting of Stockholders receiving the most “For” votes from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected. Because directors are elected by a plurality of the votes received, only votes “For” will affect the outcome.

To be approved, Proposal Nos. 2 and 5, approval of the Preferred Stock Conversion Proposal and Equity Plan Proposal, respectively, must each receive “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on such matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

To be approved, Proposal Nos. 3 and 4, approval of the Authorized Common Stock Proposal and the Reverse Stock Split Proposal, must receive “For” votes from the holders of the majority of the outstanding shares of our common stock. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

To be approved, Proposal Nos. 6 and 7, ratification of the appointment of Deloitte LLP as our independent registered public accounting firm for the year ending December 31, 2019 and the Adjournment Proposal, respectively, must receive “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

Proposal Nos. 3, 4, 6 and 7 are considered routine matters, and therefore no broker non-votes are expected to exist in connection with Proposals Nos. 3, 4, 6 and 7.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On the record date, there were 28,135,639 shares outstanding and entitled to vote. Thus, the holders of 14,067,820 shares must be present in person or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the Annual Meeting to another date.

How does the Board of Directors recommend that I vote?

You will vote on the following management proposals:

•	To elect Jonathan G. Drachman and Sarah B. Noonberg as Class II directors of the Company to hold office until the 2022 Annual Meeting of Stockholders.

•

To approve the conversion of 101,927 shares of our non-voting convertible preferred stock issued to the former equity holders of Former Neoleukin in connection with our completed acquisition of Former Neoleukin into 10,192,700 shares of our common stock.

•	To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000.

•

To approve, at the discretion of the Board of Directors, an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio not less than 1-for-2 and not greater than 1-for-5, with the exact ratio to be set within that range at the discretion of our board of directors before December 31, 2020 without further approval or authorization of our stockholders, and a corresponding reduction in the number of authorized shares of common stock.

•	To approve amendments to our 2014 Equity Incentive Plan to, among other things, increase the number of shares of our common stock available for grant and issuance thereunder by 4,500,000 shares.

•	To ratify the appointment of Deloitte LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2019.

•

To approve one or more adjournments of the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve any of Proposal Nos. 1 through 6 at the time of the Annual Meeting or in the absence of a quorum.

The Board of Directors recommends that you vote FOR each of the proposals.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.

How will the proxies vote on any other business brought up at the meeting?

By submitting your proxy card, you authorize the proxies to use their judgment to determine how to vote on any other matter brought before the meeting. We do not know of any other business to be considered at the meeting.

The proxies’ authority to vote according to their judgment applies only to shares you own as the stockholder of record.

How can I communicate with Neoleukin’s Board of Directors?

Stockholders may communicate with our Board of Directors by sending a letter addressed to the Board of Directors, all independent directors or specified individual directors to: Neoleukin Therapeutics, Inc., c/o Corporate Secretary at 401 Terry Avenue N., Seattle, Washington 98109. All communications will be compiled by the Secretary and submitted to the Board of Directors or the specified directors on a periodic basis.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON NOVEMBER 12, 2019

This proxy statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2018 are available at http://investor.neoleukin.com/financial-information.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

The Board of Directors presently has six members. There are two Class II directors whose term of office expires in 2019. If elected at the Annual Meeting, each of the nominees would serve until the 2022 annual meeting and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. It is our policy to invite directors and nominees for director to attend the Annual Meeting. One of our directors attended the 2018 Annual Meeting of Stockholders.

The following table sets forth information with respect to our directors, including the two nominees for election at the Annual Meeting, as of September 18, 2019:

Name	Age	Director Since	Position
Class II Directors – Nominees for Election at the 2019 Annual Meeting
Jonathan G. Drachman	57	August 2019	Chief Executive Officer, Interim Chairman of the Board
Sarah B. Noonberg	51	August 2019	Director

Class III Directors – Continuing in Office until the 2020 Annual Meeting
M. Cantey Boyd	39	August 2019	Director
Todd Simpson	58	January 2014	Director

Class I Directors – Continuing in Office until the 2021 Annual Meeting
Lewis T. “Rusty” Williams	70	August 2019	Director
Sean Nolan	51	February 2015	Director

Each of the nominees was recommended for election by the Nominating and Corporate Governance Committee of the Board of Directors. Drs. Williams, Drachman and Noonberg and Ms. Boyd were each appointed to our board of directors upon consummation of our acquisition of Former Neoleukin on August 8, 2019 pursuant to the Agreement and Plan of Merger, dated as of August 5, 2019, by and among Aquinox Pharmaceuticals, Inc., Former Neoleukin and Apollo Sub, Inc.

Directors are elected by a plurality of the votes of the holders of shares of common stock present in person or represented by proxy and entitled to vote on the election of directors. Accordingly, the two nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by Neoleukin. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Nominees for Election for a Three-Year Term Expiring at the 2022 Annual Meeting

Jonathan G. Drachman, M.D., has served as a director and the Chief Executive Officer of Neoleukin since November 2018. From November 2004 to May 2018, Dr. Drachman held several positions at Seattle Genetics,

Inc., culminating in the position of Chief Medical Officer and Executive Vice President of Research and Development. From 1998 to 2004, he was a faculty member in the Division of Hematology at the University of Washington, and a Senior Investigator in the Division of Research and Education at Puget Sound Blood Center. He currently serves on the board of directors of Harpoon Therapeutics, Inc. and Calithera Biosciences, Inc. Dr. Drachman received his M.D. at Harvard Medical School and his A.B. in Biochemistry from Harvard College. He completed his residency in internal medicine and a fellowship in medical oncology at the University of Washington. The Nominating and Governance Committee believes that Dr. Drachman is qualified to serve on our Board of Directors because he has extensive experience in the biopharmaceutical industry and service as our Chief Executive Officer.

Sarah B. Noonberg, M.D., Ph.D., served as the Chief Medical Officer of Nohla Therapeutics Inc., a developer of universal, off-the-shelf cell therapies for patients with hematologic malignancies and other critical diseases, from May 2018 to May 2019. Prior to joining Nohla Therapeutics, she served as the Chief Medical Officer of Prothena Corporation plc, a biotechnology company, from May 2017 to March 2018. Prior to joining Prothena, Dr. Noonberg served as Group Vice President and Head of Global Clinical Development at BioMarin Pharmaceuticals Inc., a biotechnology company, from August 2015 to March 2017. From May 2007 to August 2015, she held several positions at Medivation, Inc., a biopharmaceutical company, culminating in the position of Senior Vice President of Early Development. She currently serves on the board of directors of Protagonist Therapeutics, Inc. Dr. Noonberg received her M.D. at the University of California, San Francisco, her Ph.D. in Bioengineering at the University of California, Berkeley, and her B.S. in Engineering at Dartmouth College. She is a board-certified internist and completed her residency at Johns Hopkins Hospital. The Nominating and Governance Committee believes that Dr. Noonberg is qualified to serve on our Board of Directors because she has extensive medical knowledge and clinical development and regulatory expertise.

THE BOARD RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Directors Continuing in Office Until the 2020 Annual Meeting

M. Cantey Boyd is a Managing Director at Baker Brothers Investments, a registered investment adviser focused on long-term investments in life-sciences companies. Prior to joining Baker Brothers in 2005, Ms. Boyd was an Analyst in the Healthcare Investment Banking Group of Deutsche Bank Securities from 2002 to 2004. Ms. Boyd graduated with a B.A. in Business-Economics from Brown University. The Nominating and Corporate Governance Committee believes that Ms. Boyd is qualified to serve on our Board of Directors because of her significant experience working with life sciences companies.

Todd Simpson has served as a member of our Board of Directors since January 2014. Since October 2005, Mr. Simpson has served as the Chief Financial Officer of Seattle Genetics, Inc., a biotechnology company. Previously, Mr. Simpson served from October 2001 to October 2005 as Vice President, Finance & Administration and Chief Financial Officer of Targeted Genetics Corporation, a biotechnology company. From January 1996 to October 2001, Mr. Simpson served as Vice President, Finance & Administration and Chief Financial Officer of Aastrom Biosciences, Inc., a biotechnology company. From August 1995 to December 1995, he served as Treasurer of Integra LifeSciences Corporation, a biotechnology company, which acquired Telios Pharmaceuticals, Inc., in August 1995. From 1992 until its acquisition by Integra, he served as Vice President of Finance and Chief Financial Officer of Telios and in various other finance-related positions. Mr. Simpson is a certified public accountant, and from 1983 to 1992 he practiced public accounting with the firm of Ernst & Young LLP. Mr. Simpson received a B.S. in Accounting and Computer Science from Oregon State University. The Nominating and Corporate Governance Committee believes that Mr. Simpson is qualified to serve on our Board of Directors because of his extensive experience with biotechnology and pharmaceutical companies and his extensive knowledge of accounting principles and financial reporting rules and regulations, tax compliance and oversight of the financial reporting processes of publicly traded corporations.

Directors Continuing in Office Until the 2021 Annual Meeting

Lewis T. “Rusty” Williams, M.D., Ph.D., has served as the Chairman and Chief Executive Officer of Walking Fish Therapeutics, Inc., a biotechnology start-up company, since February 2019. Dr. Williams has also served as a venture partner of Quan Capital, LLP, a healthcare-focused venture capital firm, since October 2018. From January 2002 to December 2017, Dr. Williams founded and held several positions at Five Prime Therapeutics, Inc., culminating in the position of President and Chief Executive Officer from April 2011 to December 2017. From September 1992 to December 2001, Dr. Williams held several positions at Chiron Corporation, culminating in the position as Chief Scientific Officer and as a member of the board of directors. Prior to joining Chiron, Dr. Williams was a professor of medicine at the University of California, San Francisco from August 1984 to June 1993, where he served as the director of the Cardiovascular Research Institution and Daiichi Research Center. Prior to UCSF, Dr. Williams co-founded and serve on the board of directors of COR Therapeutics, Inc., a biotechnology company focused on cardiovascular disease, from June 1989 to September 1994, and served on the faculties of Harvard Medical School and Massachusetts General Hospital from July 1982 to July 1984. He is a member of the National Academy of Sciences and a fellow of the American Academy of Arts and Sciences. He currently serves on the board of directors of Five Prime Therapeutics. Dr. Williams received his B.S. in Chemistry from Rice University, and his M.D. and Ph.D. in Pharmacology / Biochemistry from Duke University. The Nominating and Governance Committee believes that Dr. Williams is qualified to serve on our Board of Directors because he has extensive experience in the biopharmaceutical industry.

Sean Nolan has served as a member of our Board of Directors since February 2015. From June 2015 until its acquisition by Novartis International AG in May 2018, Mr. Nolan served as President, Chief Executive Officer and member of the board of directors of AveXis Inc., a biotechnology company. From February 2013 to April 2015, Mr. Nolan served as Executive Vice President and Chief Business Officer of InterMune, Inc., a pharmaceutical company. From August 2011 to December 2012, Mr. Nolan served as Vice President and Chief Commercial Officer at Reata Pharmaceuticals Inc., a pharmaceuticals company. From May 2009 to November 2010, Mr. Nolan served as Chief Commercial Officer and President of Lundbeck Inc., the U.S. entity of H. Lundbeck, a Danish pharmaceuticals company. From 2004 to 2009, Mr. Nolan served in a number of executive positions including VP Marketing and Sales Operations, VP CNS Business Unit and VP Global Product Development at Ovation Pharmaceuticals until the company’s acquisition by H. Lundbeck in March 2009. Mr. Nolan holds a B.S. in Biology from John Carroll University. The Nominating and Corporate Governance Committee believes that Mr. Nolan is qualified to serve on our Board of Directors because he has extensive experience in the biopharmaceutical industry.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

INDEPENDENCE OF THE BOARD OF DIRECTORS

As required under The Nasdaq Stock Market LLC (“Nasdaq”) listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. The Board of Directors consults with our counsel to ensure that the Board of Director’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his family members, and us, our senior management and our independent auditors, the Board of Directors has affirmatively determined that the following five directors are independent directors within the meaning of the applicable Nasdaq listing standards: Mr. Nolan, Mr. Simpson, Ms. Boyd, Dr. Williams, and Dr. Noonberg. In making this determination, the Board of Directors found that none of these directors had a material or other disqualifying relationship with Neoleukin. The Board of Directors also considered Ms. Boyd’s role as an advisor at Baker Bros. Advisors LP, and the relationship we have with Baker Bros. Advisors LP and affiliated entities as significant stockholders in making the determination that Ms. Boyd is independent. Dr. Drachman, our Chief Executive Officer, is not an independent director by virtue of his current employment with us.

BOARD LEADERSHIP STRUCTURE

Our corporate governance guidelines provide that one of our independent directors may serve as a lead independent director at any time when an independent director is not serving as the Chairman of the Board of Directors. Because Dr. Drachman is our Interim Chairman and Chief Executive Officer, our Board of Directors may appoint a lead independent director. The lead independent director will preside over periodic meetings of our independent directors, coordinates activities of the independent directors and will perform such additional duties as our Board of Directors may otherwise determine and delegate.

We believe that combining the positions of Chief Executive Officer and Chairman on an interim basis helps to ensure that the Board of Directors and management act with a common purpose following our merger. We also believe that it is advantageous to have a Chairman with an extensive history with and knowledge of our operations, as is the case with Dr. Drachman.

ROLE OF THE BOARD OF DIRECTORS IN RISK OVERSIGHT

One of the Board of Director’s key functions is informed oversight of our risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various Board of Directors standing committees that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for us. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors met ten times during 2018. Each Board of Directors member attended 75% or more of the aggregate number of meetings of the Board of Directors and of the committees on which he or she served, held during the portion of 2018 for which he was a director or committee member.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides membership information as of September 18, 2019 and the number of meetings each committee held in 2018:

Name	Audit		Compensation		Nominating and Corporate Governance
Dr. Jonathan Drachman
M. Cantey Boyd					X
Dr. Sarah Noonberg			X		X
Dr. Lewis “Rusty” Williams	X				X	*
Mr. Sean Nolan	X		X	*
Mr. Todd Simpson	X	*	X

Total meetings in 2018:	4		4		1

*	Committee Chairperson

The following table provides membership information as of December 31, 2018 for the committees of the Board of Directors:

Name	Audit		Compensation		Nominating and Corporate Governance		Science and Technology Committee
Mr. David J. Main
Dr. Gary Bridger					X		X
Dr. Daniel Levitt			X				X	*
Dr. Richard Levy			X				X
Dr. Kelvin Neu					X		X
Mr. Sean Nolan	X				X	*(1)
Mr. Robert Pelzer	X		X	*
Mr. Todd Simpson	X	*			X	(1)

*	Committee Chairperson
(1)

Mr. Simpson served as a chairperson of the Nominating and Corporate Governance Committee until March 2018 when Mr. Nolan was appointed as chairperson of the Nominating and Corporate Governance Committee.

Below is a description of such committee of the Board of Directors.

The Board of Directors has determined that each member of each of the above committees meets the applicable Nasdaq rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee of the Board of Directors was established by the Board of Directors in accordance with Section 3(a)(58)(A) of the Exchange Act, to oversee our corporate accounting and financial reporting processes and audits of our financial statements. The primary functions of this committee include:

•	direct responsibility for the appointment, compensation, retention (including termination) and oversight of our independent auditors (our independent auditors report directly to the Audit Committee);

•	helping to ensure the independence and performance of the independent registered public accounting firm;

•

discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

•	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•	reviewing our policies on risk assessment and risk management;

•	reviewing related party transactions;

•	preparation of the Audit Committee report that the SEC requires to be included in our annual proxy statement;

•

obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes our internal control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and

•

approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

The Audit Committee consists of three directors. During 2018, Messrs. Nolan, Pelzer and Simpson served on the Audit Committee. Following the completion of our acquisition of Former Neoleukin, Mr. Pelzer resigned from our Board of Directors and Audit Committee and Mr. Williams was appointed. Currently, our Audit Committee consists of Messrs. Nolan, Williams and Simpson. The Audit Committee met four times during 2018. The Board of Directors has adopted a written Audit Committee charter that is available to stockholders on our website at http://investor.neoleukin.com/corporate-governance.

The Board of Directors reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of the our Audit Committee that served during 2018 were, and all current members are, independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) of the Nasdaq listing standards and Rule 10A-3 of the Exchange Act). Our Board of Directors also determined that each member of the Audit Committee that served during 2018 could, and all current members can, read and understand fundamental financial statements in accordance with applicable requirements.

The Board of Directors has also determined that Mr. Simpson qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board of Directors made a qualitative assessment of Mr. Simpson’s level of knowledge and experience based on a number of factors, including his formal education and experience as a chief financial officer for a public reporting company.

Compensation Committee

The Compensation Committee of the Board of Directors acts on behalf of the Board of Directors to review, adopt and oversee our compensation strategy, policies, plans and programs, including:

•	reviewing and approving the compensation of our chief executive officer and other executive officers including in all cases base salary, bonus, benefits and other perquisites;

•	reviewing and recommending to our Board of Directors the compensation of our directors;

•	reviewing and approving, or recommending that our Board of Directors approve, the terms of compensatory arrangements with our executive officers;

•	administering our stock and equity incentive plans;

•	selecting independent compensation consultants and assessing conflict of interest compensation advisers;

•	reviewing and approving, or recommending that our Board of Directors approve, incentive compensation and equity plans; and

•	reviewing and establishing general policies relating to compensation and benefits of our employees and reviewing our overall compensation philosophy and objectives.

In addition, when required, the Compensation Committee will review with management our Compensation Discussion and Analysis and consider whether to recommend that it be included in proxy statements and other filings.

The Compensation Committee consists of three directors. During 2018, Dr. Levitt, Dr. Levy and Mr. Pelzer served on the Compensation Committee. Following the completion of our acquisition of Former Neoleukin, all members of the Compensation Committee resigned from our Board of Directors and Compensation Committee and Dr. Noonberg, Mr. Simpson and Mr. Nolan were appointed. Currently, our Compensation Committee consists of Dr. Noonberg, Mr. Simpson and Mr. Nolan. All members of the our Compensation Committee that served during 2018 were, and all current members are, independent (as independence is currently defined in Rule 5605(d)(2) of the Nasdaq listing standards), are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee met four times during 2018. The Board of Directors has adopted a written Compensation Committee charter that is available to stockholders on our website at http://investor.neoleukin.com/corporate-governance.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets at least biannually and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with management. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all our books, records, facilities and personnel. In addition, under the charter, the Compensation Committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent. In addition, under its charter, the Compensation Committee may form, and delegate authority to, subcommittees as appropriate.

For 2018, after taking into consideration the six factors prescribed by the SEC and Nasdaq described above, the Compensation Committee again engaged Radford as a compensation consultant. Radford was identified as an appropriate consultant for us, as their compensation consulting practice works directly with the compensation committees of more than 150 technology and life science companies annually. The Compensation Committee requested that Radford:

•	evaluate the efficacy of our existing compensation strategy and practices in supporting and reinforcing our long-term strategic goals; and

•	assist in refining our compensation strategy and in developing and implementing an executive compensation program to execute that strategy.

As part of its engagement, Radford was requested by the Compensation Committee to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. The Compensation Committee asked Radford to conduct an Executive and Board Compensation Assessment in preparation for 2018. For the review of executive compensation, Radford analyzed base salary, target bonus and target total cash compensation as well as annual equity award under a variety of scenarios. For the review of compensation of our Board, Radford analyzed and recommended cash retainers as well as appointment and annual equity award. At the request of the Compensation Committee, Radford also conducted individual interviews with members of the Compensation Committee and our Chief Executive Officer to learn more about our business operations and strategy, key performance metrics and strategic goals, as well as the labor markets in which we compete. Radford ultimately developed recommendations that were presented to the Compensation Committee for its consideration. Following an active dialogue with Radford and resulting modifications, the Compensation Committee approved the recommendations.

In addition, in July 2018, we announced a restructuring plan to reduce operating costs and better align our workforce with the needs of our business. As a result of this restructuring, Radford was requested by the Compensation Committee to develop a compensation strategy related to retention of our executives. Radford developed recommendations that were presented to the Compensation Committee for its consideration. Following an active dialogue with Radford and resulting modifications, the Compensation Committee approved the recommendations. The Compensation Committee did not approve fees for other services from Radford than those described above.

Compensation Committee Interlocks and Insider Participation

As noted above, during 2018 our Compensation Committee consisted of Dr. Levitt, Dr. Levy and Mr. Pelzer. During 2018, none of the members of the Compensation Committee was currently or had been at any time one of our officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors oversees our corporate governance function. The primary functions of this committee include:

•	identifying, evaluating and selecting, or recommending that our Board of Directors approve, nominees for election to our Board of Directors and its committees;

•	evaluating the performance of our Board of Directors and of individual directors;

•	considering and making recommendations to our Board of Directors regarding the composition and structure of our Board of Directors and its committees;

•	reviewing developments in corporate governance practices;

•	evaluating the adequacy of our corporate governance practices and reporting;

•	reviewing management succession plans;

•	developing and making recommendations to our Board of Directors regarding corporate governance guidelines and matters; and

•	overseeing an annual evaluation of the Board of Directors’ performance.

The Nominating and Corporate Governance Committee consists of three directors. During 2018, Dr. Bridger, Dr. Neu, Mr. Nolan and Mr. Simpson served on the Nominating and Corporate Governance Committee. Following the completion of our acquisition of Former Neoleukin, Dr. Bridger and Dr. Neu resigned from our Board of Directors and Nominating and Corporate Governance Committee and Dr. Noonberg was appointed. Currently, our Nominating and Corporate Governance Committee consists of Dr. Noonberg, Mr. Simpson and Mr. Nolan. All members of the Nominating and Corporate Governance Committee that served during 2018 were, and all current members are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Nominating and Corporate Governance Committee met once during 2018. The Board of Directors has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on our website at http://investor.neoleukin.com/corporate-governance.

The Board of Directors believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in his or her or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the our stockholders. However, the Board of Directors retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board of Directors, our operating requirements and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, age, skills and such other factors as it deems appropriate, given our current needs and those of the Board of Directors, to maintain a balance of knowledge, experience and capability. We value diversity on a company-wide basis, but have not adopted a specific policy regarding Board diversity.

In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to us during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board of Directors.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board of Directors may do so by delivering a written recommendation to the Nominating and Corporate

Governance Committee at the following address: 401 Terry Avenue N., Seattle, Washington 98109. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of our stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Historically, we have not provided a formal process related to stockholder communications with the Board of Directors. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board of Directors or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe our responsiveness to stockholder communications to the Board of Directors has been excellent. Nevertheless, the Nominating and Corporate Governance Committee will consider from time to time the adoption of a formal process for stockholder communications with the Board of Directors and, if adopted, publish it promptly and post it to our website.

CODE OF ETHICS

We have adopted the Neoleukin Therapeutics, Inc. Code of Business Conduct and Ethics that applies to all officers, directors, employees and individuals engaged by the Company as independent contractors. The Code of Business Conduct and Ethics is available on our website at http://investor.neoleukin.com/corporate-governance. If we make any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

CORPORATE GOVERNANCE GUIDELINES

Our Board of Directors has adopted Corporate Governance Guidelines to assure that the Board of Directors will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board of Directors intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines, as well as the charters for the Audit, Compensation and Nominating and Corporate Governance committees of the Board of Directors, may be viewed at http://investor.neoleukin.com/corporate-governance.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2018 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

Mr. Todd Simpson (Chair)

Mr. Sean Nolan

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL NO. 2

PREFERRED STOCK CONVERSION PROPOSAL

Background

On August 8, 2019, we completed our acquisition of Neoleukin Therapeutics, Inc., a Delaware corporation (“Former Neoleukin”), pursuant to the terms of an Agreement and Plan of Merger (the “Merger Agreement”), by and among Former Neoleukin, Aquinox Pharmaceuticals, Inc. (“Aquinox”), and Apollo Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Aquinox (“Merger Sub”), pursuant to which, among other things, Merger Sub merged with and into Former Neoleukin, with Former Neoleukin surviving as our wholly owned subsidiary (the “Merger”). The name of Aquinox was subsequently changed to Neoleukin Therapeutics, Inc. The Merger was approved by our Board of Directors.

Neoleukin is a biotechnology company that uses sophisticated computational algorithms to design de novo protein therapeutics to address significant unmet medical needs in oncology, inflammation, and autoimmunity.

The aggregate merger consideration we paid for all of the outstanding shares of capital stock and outstanding options of Former Neoleukin was:

•	4,589,771 shares of our common stock, representing 19.5% of our outstanding common stock immediately prior to the Merger; and

•

101,927 shares of a newly created non-voting convertible preferred stock (“Series A Preferred Stock”) that, following approval of our stockholders, will be convertible (the “Preferred Stock Conversion”) into 10,192,700 shares of Neoleukin common stock such that following such conversion, the former holders of Former Neoleukin capital stock will, together with the shares of common stock issued at the at the closing of the Merger, hold in aggregate approximately 38.58% of our outstanding shares of common stock (or 38.02% on a fully diluted basis, excluding equity incentive awards covering shares of Neoleukin common stock that were granted to continuing Former Neoleukin employees, including members of management, Former Neoleukin shortly after completion of the Merger).

The issuance of the common stock and Series A Preferred Stock in connection with the Merger was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(a)(2) thereof and Regulation D promulgated thereunder, based upon representations and certifications that we obtained from Former Neoleukin and its equity holders.

Although stockholder approval was not required for the Merger, under the terms of the Merger Agreement, we agreed to use commercially reasonable efforts to call and hold a meeting of our stockholders to obtain the requisite approval for the Preferred Stock Conversion, as required by the Nasdaq listing rules, within 100 days after the date of the Merger Agreement and, if such approval is not obtained at that meeting, to seek to obtain such approval at an annual or special stockholders meeting to be held at least every six months thereafter.

Therefore, we are seeking stockholder approval for the issuance of common stock upon the Preferred Stock Conversion to comply with Rule 5635 of the Nasdaq listing standards and the limitations set forth therein. Nasdaq Listing Rule 5635 requires stockholder approval prior to, among other things, the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by us of our common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance.

You are being asked to approve the issuance of shares of common stock issuable upon conversion of the Series A Preferred Stock because the issuance of such shares, when combined with the shares of common stock issued at the closing of the Merger, would exceed 19.99% of the voting power and number of shares of common stock outstanding prior to the Merger.

The shares of common stock issued at the closing of the Merger represented approximately 16.3% of the total outstanding shares of common stock immediately following the Merger and approximately 16.3% of the total outstanding shares of common stock as of the record date. Subject to receipt of the required approval of our stockholders, the shares of common stock and Series A Preferred Stock (assuming conversion of the Series A Preferred Stock into common stock) issued in connection with the Merger represent approximately 38.6% of our issued and outstanding capital stock immediately following the Merger and approximately 38.6% of our issued and outstanding common stock as of the record date, each on an as-converted basis. Shares of Series A Preferred Stock are non-voting until the receipt of the required stockholder approval.

Effects of Approving the Conversion

If our stockholders vote to approve the conversion of 101,927 shares of Series A Preferred Stock into 10,192,700 shares of our common stock, the conversion and our issuance of common stock necessary to effect the conversion, will occur automatically and will not require any additional approval by us, our common stockholders, or the holders of the Series A Preferred Stock. The shares of Series A Preferred Stock that are converted into shares of common stock will revert to the status of authorized but unissued and undesignated shares of preferred stock. The common stock issued in the conversion would dilute the percentage ownership of the holders of common stock currently outstanding, and the resale of these shares could have an adverse effect on the trading price of our common stock. The shares issued to the Former Neoleukin equity holders in connection with the Merger were issued in a transaction exempt from registration under the Securities Act. Therefore, those shares are not currently freely tradeable under the federal securities laws. However, those shares will become tradeable upon the expiration of the holding period under Rule 144 promulgated under the Securities Act, subject to and in accordance with any restrictions set forth in Rule 144.

Effects of Failure to Approve the Conversion

If our stockholders do not approve the Preferred Stock Conversion Proposal, under the terms of the Merger Agreement, we will be required to continue to seek the requisite stockholder approval for the conversion of the Series A Preferred Stock into common stock at subsequent special or annual meetings to be held at least every six months until such approval is obtained, which would be time consuming and costly.

Until we obtain the requisite stockholder approval, the Series A Preferred Stock will remain outstanding in accordance with its terms. The terms of the Series A Preferred Stock, which are set forth in the certificate of designation of preferences, rights and limitations of Series A Preferred Stock filed with the Secretary of State of Delaware (the “certificate of designation”), are briefly summarized below:

Dividends: Subject to certain exceptions, holders of Series A Preferred Stock are entitled to receive dividends on shares of Series A Preferred Stock equal (on an as-if-converted-to-common-stock basis) to and in the same form as dividends actually paid on shares of the common stock when, as and if such dividends are paid on shares of the common stock. Subject to preferences that may be applicable to any then-outstanding preferred stock, holders of common stock are entitled to receive ratably those dividends, if any, as may be declared from time to time by the board of directors out of legally available funds.

Voting Rights: Except as required by applicable law, the Series A Preferred Stock shall have no voting rights. However, as long as any shares of Series A Preferred Stock are outstanding, we may not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series A Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock (including by the designation, authorization, or issuance of any shares of our preferred stock that purports to be pari passu with, or senior in rights or preferences to, the Series A Preferred Stock, (b) alter or amend the certificate of designation, (c) amend our certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Series A Preferred Stock, (d) increase the number of authorized shares of Series A Preferred Stock, (e) subject to certain exceptions, pay dividends on any shares of our capital stock or

(f) enter into any agreement with respect to any of the foregoing. Holders of shares of common stock acquired upon the conversion of shares of Series A Preferred Stock shall be entitled to the same voting rights as each other holder of common stock except that such holders may not vote upon the proposal related to the Preferred Stock Conversion in accordance with Rule 5635 of the listing rules of Nasdaq. Each holder of our common stock is entitled to one vote for each share on all matters submitted to a vote of the stockholders.

Liquidation: Upon any liquidation, dissolution or winding-up of us, whether voluntary or involuntary, or Deemed Liquidation (as defined in the certificate of designation) the holders of Series A Preferred Stock are entitled to receive out of the our assets or proceeds thereof, an amount equal to the greater of (1) $1.00, plus all accrued but unpaid dividends thereon (the “Series A Preference Amount”) or (2) the amount to which such holders would be entitled to receive if such shares of Series A Preferred Stock had been converted to our common stock immediately prior to such liquidation or Deemed Liquidation. After the payment of the full liquidation preference of the Series A Preferred Stock, if applicable, our remaining assets available for distribution to our stockholders shall be distributed ratably to the holders of the shares of our common stock and common stock equivalents, which may include the Series A Preferred Stock. In the event of our liquidation, dissolution or winding up, holders of common stock will be entitled to share ratably in the net assets legally available for distribution to stockholders after the payment of all of our debts and other liabilities and the satisfaction of any liquidation preference granted to the holders of any then-outstanding shares of preferred stock.

Conversion: Each share of the Series A Preferred Stock will initially be convertible into 100 shares of our common stock. The conversion rate of the Series A Preferred Stock is subject to proportionate adjustments for stock splits, reverse stock splits and similar events. Each issued and outstanding share of Series A Preferred Stock shall be automatically converted into 100 shares of fully paid and non-assessable shares of common stock immediately at 5:00 p.m. Pacific time on the date that the Preferred Stock Conversion is approved.

Fundamental Transactions: If, at any time while this Series A Preferred Stock is outstanding, (i) we, directly or indirectly, in one or more related transactions effects any merger or consolidation of us with or into another person, (ii) we, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of our assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by us or another person) is completed pursuant to which holders of common stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of our outstanding common stock, (iv) we, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the common stock or any compulsory share exchange pursuant to which our common stock is effectively converted into or exchanged for other securities, cash or property, or (v) we, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person (as defined in the Merger Agreement) whereby such other Person acquires more than 50% of our outstanding shares of common stock (not including any shares of common stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then each holder of Series A Preferred Stock shall automatically receive, for each conversion share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, (x) the same consideration receivable as a result of such Fundamental Transaction by a holder of the number of shares of common stock for which this Series A Preferred Stock is convertible immediately prior to such Fundamental Transaction multiplied by (y) 100.

Interests of Certain Persons in the Transaction

The interests of our Board of Directors and executive officers may differ from the interests of our other stockholders.

In connection with the execution of the Merger Agreement, the executive officers and directors of Aquinox, and certain other stockholders of Aquinox entered into support agreements with us relating to the Merger covering approximately 47% of the outstanding capital stock of Aquinox, as of date of the Merger Agreement (the “Support Agreements”). The Support Agreements provide, among other things, that the stockholders who are parties to the Support Agreements will vote all of the shares held by them in favor of the Preferred Stock Conversion Proposal and the Authorized Common Stock Proposal. The Support Agreements also place certain restrictions on the transfer of the shares held by the respective signatories thereto.

In connection with the Merger, Jonathan Drachman, our Chief Executive Officer following the Merger, held 568,039 shares of our common stock and 12,616 shares of our Series A Convertible Preferred Stock.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the Preferred Stock Conversion Proposal at the Annual Meeting will be required to approve the Preferred Stock Conversion Proposal. However, the 4,589,771 shares of common stock that were issued to prior Former Neoleukin equity holders in connection with the Merger are not entitled to vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL NO. 2.

PROPOSAL NO. 3

AUTHORIZED COMMON STOCK PROPOSAL

Our Board of Directors has adopted resolutions approving, declaring advisable and recommending that our stockholders approve, an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000. The increase in our number of authorized shares of common stock would become effective upon the filing of an amendment to our certificate of incorporation. The full text of Section A of Article IV of our certificate of incorporation, as proposed to be amended, is as follows:

1.    The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that the Company is authorized to issue is 105,000,000. 100,000,000 shares shall be Common Stock, each having a par value of $0.000001 per share. 5,000,000 shares shall be Preferred stock, each having a par value of $0.000001 per share.

Current Capitalization

As of the record date, our capitalization was as follows:

•	28,135,639 shares of our common stock were issued and outstanding;

•	6,280,597 shares of our common stock were subject to outstanding equity awards;

•	2,006,069 shares of our common stock were reserved for issuance under our 2014 Equity Incentive Plan; and

•

101,927 shares of non-voting convertible preferred stock were outstanding, which shares are convertible into 10,192,700 shares of our common stock, subject to stockholder approval as set forth in the Preferred Stock Conversion Proposal.

Based on the above capitalization information, 3,384,995 shares of our currently authorized common stock remain unissued and unreserved and available for future issuance as of the record date.

Purpose of the Amendment

Our Board of Directors has determined that it would be in our best interests to increase the number of authorized shares of common stock in order to provide our company with the flexibility to pursue all finance and corporate opportunities involving our common stock, which may include private or public offerings of our equity securities, and to provide appropriate equity incentives for our employees over time, without the need to obtain additional stockholder approvals. There are currently no formal proposals or agreements that would require an increase in our authorized shares of common stock. Each additional authorized share of common stock would have the same rights and privileges as each share of currently authorized common stock. Our directors and executive officers have an interest in this proposal by virtue of their being eligible to receive equity awards under our equity incentive plan.

Potential Adverse Effects of the Amendment

At present, our Board of Directors has no immediate plans, arrangements or understandings to issue the additional shares of common stock. However, it desires to have the shares available to provide additional flexibility to use our common stock for business and financial purposes in the future as well to have sufficient shares available to provide appropriate equity incentives for our employees. The issuance of additional shares of common stock in the future will have the effect of diluting earnings per share, voting power and common shareholdings of stockholders. It could also have the effect of making it more difficult for a third party to acquire control of our company. The shares will be available for issuance by our board of directors for proper corporate purposes, including but not limited to, stock dividends, acquisitions, financings and equity compensation plans. Our management believes the increase in authorized share capital is in the best interests of our company and our stockholders and recommends that the stockholders approve the increase in authorized share capital.

No Appraisal Rights

Under applicable Delaware law, our stockholders are not entitled to appraisal rights with respect to the proposed amendment to our certificate of incorporation.

Procedure for Effecting the Amendment

If the proposed amendment is approved and adopted by our stockholders at the Annual Meeting, it will become effective upon filing with the Secretary of State of the State of Delaware a certificate of amendment to our certificate of incorporation. Subject to the discretion of our Board of Directors, which could elect to abandon the amendment at any time before or after stockholder approval, we expect to file the certificate of amendment with the Secretary of State of the State of Delaware as soon as practicable following stockholder approval.

Vote Required

The affirmative vote of the holders of a majority of our outstanding shares of common stock as of the record date will be required to approve the Authorized Common Stock Proposal.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL NO. 3.

PROPOSAL NO. 4

REVERSE STOCK SPLIT PROPOSAL

We are seeking stockholder approval of an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding common stock by combining outstanding shares of common stock into a lesser number of outstanding shares of common stock by a ratio of not less than 1-for-2 and not more than 1-for-5 at any time prior to December 31, 2020, with the exact ratio to be set within this range by our board of directors at its sole discretion, and a corresponding reduction in the number of authorized shares common stock. Our board of directors does not has not yet decided whether to implement a reverse stock split, but would like to maintain flexibility to do so in the event it determines that a reverse stock split is in the best interest of our company and our stockholders. Accordingly, our board of directors may elect to abandon the proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion. If the reverse stock split is approved and our board of directors determines it is in our and our stockholders’ best interests to implement the reverse stock split, upon the effectiveness of the amendment to our certificate of incorporation effecting the reverse stock split, the outstanding shares of our common stock would be reclassified and combined into a lesser number of shares such that one share of our common stock will be issued for a specified number of shares.

If this Proposal No. 4 is approved by our stockholders as proposed, our board of directors would have the sole discretion, but not the obligation, to effect the amendment and reverse stock split at any time prior to December 31, 2020, to fix the specific ratio for the reverse stock split, provided that the ratio would be not less than 1-for-2 and not more than 1-for-5, and to effect a corresponding reduction in the number of authorized shares of our common stock. We believe that enabling our board of directors to fix the specific ratio of the reverse stock split within the stated range will provide us with the flexibility to implement the split, if our board of directors chooses to do so, in a manner designed to maximize the anticipated benefits for our stockholders. The determination of the ratio of the reverse stock split will be based on a number of factors, described further below under the heading “—Criteria to be Used for Decision to Apply the Reverse Stock Split.”

If the reverse stock split is approved by our stockholders, and our board of directors determines that effecting a reverse stock split is in the best interests of us and our stockholders, the reverse stock split and reduction in the number of authorized shares of our common stock would become effective upon the filing of an amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, or at the later time set forth in the amendment. The exact timing of the amendment will be determined by our board of directors based on its evaluation as to if and when such action will be the most advantageous to us and our stockholders, but will not occur after December 31, 2020. In addition, our board of directors reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to abandon the amendment and the reverse stock split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State, our board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

If implemented, the primary purpose for effecting the reverse stock split is to increase the per share trading price of our common stock so as to:

•	broaden the pool of investors that may be interested in investing in our company by attracting new investors who would prefer not to invest in shares that trade at lower share prices;

•	make our common stock a more attractive investment to institutional investors; and

•	better enable us to raise funds to finance planned operations.

An increased stock price may encourage investor interest and improve the marketability of our common stock to a broader range of investors, and thus improve liquidity and lower average transaction costs. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. A higher market price resulting from a reverse stock split may enable institutional investors and brokerage firms with policies and practices such as those described above to invest in our common stock.

In evaluating the reverse stock split, our board of directors will also consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. Our board of directors plans to implement the reverse stock split if it determines that these potential negative factors are significantly outweighed by the potential benefits, and believes that by increasing the per share market price of our common stock as a result of the reverse stock split will encourage greater interest in our common stock and enhance the acceptability and marketability of our common stock to the financial community and investing public as well as promote greater liquidity for our stockholders.

The form of the proposed amendment to our certificate of incorporation to effect the reverse stock split is attached as Appendix A to this proxy statement. Any amendment to our certificate of incorporation to effect the reverse stock split will include the reverse stock split ratio fixed by our Board of Directors, within the range approved by our stockholders.

Criteria to be Used for Decision to Apply the Reverse Stock Split

If our stockholders approve the reverse stock split, our board of directors will be authorized to proceed with the reverse split. In determining whether to proceed with the reverse split and setting the exact amount of split, if any, our Board of Directors will consider a number of factors, including the factors described above, results from our ongoing clinical trials, market conditions, and existing and expected trading prices of our common stock.

Effect of the Reverse Stock Split

The reverse stock split would be effected simultaneously for all outstanding shares of our common stock. The reverse stock split would affect all of our stockholders uniformly and would not affect any stockholder’s percentage ownership interest in our company, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share. The reverse stock split would not change the terms of our common stock. After the reverse stock split, the shares of common stock would have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized, which is not entitled to preemptive or subscription rights, and is not subject to conversion, redemption or sinking fund provisions. The post-reverse stock split common stock would remain fully paid and non-assessable. The reverse stock split is not intended as, and would not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934. Following the reverse stock split, we would continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

As of the effective time of the reverse stock split, we would adjust and proportionately decrease the number of shares of our common stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and warrants and other rights to acquire our common stock. In addition, as of the effective time of the reverse stock split, we would adjust and proportionately decrease the total number of shares of our common stock that may be the subject of the future grants under our stock plans.

As of the effective time of the reverse stock split, if any preferred stock is outstanding, the conversion ratio by which shares of our outstanding preferred stock convert to common stock would also be automatically adjusted such that the number of shares of common stock issuable upon conversion of our preferred stock will be proportionally reduced. The reverse stock split would not change the number of authorized shares of our preferred stock or the terms of the preferred stock.

Assuming reverse stock split ratios of 1-for-2, 1-for-3 and 1-for-5, which reflect the low end, middle and high end of the range that our stockholders are being asked to approve, the following table sets forth (i) the number of shares of our common stock that would be issued and outstanding (ii) the number of shares of our common stock that would be reserved for issuance pursuant to outstanding warrants, options, preferred stock and restricted stock units and under our equity incentive plan, and (iii) the weighted-average exercise price of outstanding options and warrants, each giving effect to the reverse stock split and based on securities outstanding as of June 30, 2019.

	Number of Shares Before Reverse Stock Split	Reverse Stock Split Ratio of 1-for-2	Reverse Stock Split Ratio of 1-for-3	Reverse Stock Split Ratio of 1-for-5
Number of Shares of Common Stock Issued and Outstanding	23,537,368	11,768,684	7,845,789	4,707,474
Number of Shares of Common Stock Reserved for Issuance	4,995,166	2,497,583	1,665,055	999,033
Weighted Average Exercise Price of Options and Warrants	$8.76	$17.52	$26.28	$43.80

If this Proposal No. 4 is approved and our board of directors elects to effect the reverse stock split, the number of outstanding shares of common stock will be reduced in proportion to the ratio of the split chosen by our board of directors and the number of authorized shares of common stock will be proportionally decreased.

Additionally, if this Proposal No. 4 is approved and our board of directors elects to effect the reverse stock split, we would communicate to the public, prior to the effective date of the stock split, additional details regarding the reverse split, including the specific ratio selected by our board of directors. If the board of directors does not implement the reverse stock split by December 31, 2020, the authority granted in this Proposal No. 4 to implement the reverse stock split will terminate.

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposed amendment, except to the extent of their ownership in shares of our common stock and securities convertible or exercisable for common stock.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

The effect of the reverse stock split upon the market prices for our common stock cannot be accurately predicted, and the history of similar stock split combinations for companies in like circumstances is varied. If the reverse stock split is implemented, the post-split market price of our common stock may be less than the pre-split price multiplied by the reverse stock split ratio.

In addition, a reduction in number of shares outstanding may impair the liquidity for our common stock, which may reduce the value of our common stock. Also, some stockholders may consequently own less than one hundred shares of our common stock. A purchase or sale of less than one hundred shares may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the reverse stock split may be required to pay modestly higher transaction costs should they then determine to sell their shares.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

If our stockholders approve the proposal to effect the reverse stock split, and if our board of directors still believes that a reverse stock split is in the best interests of us and our stockholders, our board of directors will determine the ratio of the reverse stock split to be implemented and we will file the certificate of amendment with the Secretary of State of the State of Delaware. As soon as practicable after the effective date of the reverse stock split, stockholders will be notified that the reverse stock split has been effected.

Beneficial Owners of Common Stock. Upon the implementation of the reverse stock split, we intend to treat shares held by stockholders in “street name” (i.e., through a bank, broker, custodian or other nominee), in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the reverse stock split and making payment for fractional shares. If a stockholder holds shares of our common stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee.

Registered Holders of Common Stock. Certain of our registered holders of common stock hold some or all of their shares electronically in book-entry form with our transfer agent, American Stock Transfer & Trust Company, LLC. These stockholders do not hold physical stock certificates evidencing their ownership of our common stock. However, they are provided with a statement reflecting the number of shares of our common stock registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares or payment in lieu of fractional shares, if applicable. If a stockholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of our common stock held following the reverse stock split.

Holders of Certificated Shares of Common Stock. As of the date of this proxy statement, none of our shares of common stock were held in certificated form. In the event any stockholders of record at the time of the reverse stock split hold shares of our common stock in certificated form, they will be sent a transmittal letter by the transfer agent after the effective time that will contain the necessary materials and instructions on how a stockholder should surrender his, her or its certificates, if any, representing shares of our common stock to the transfer agent.

Fractional Shares

We will not issue fractional shares in connection with the reverse stock split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the reverse stock split ratio will be entitled, upon surrender to the exchange agent of certificates representing such shares, to a cash payment in lieu thereof at a price equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the common stock, as reported on Nasdaq, on the last trading day prior to the effective date of the split (or if such price is not available, the average of the last bid and asked prices of the common stock on such day or other price determined by our board of directors). The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefor as described herein.

No Appraisal Rights

As a matter of Delaware law, our stockholders do not have a right to dissent and are not entitled to appraisal rights with respect to the proposed amendment to effect a reverse stock split, and we will not independently provide our stockholders with any such rights.

Accounting Consequences

The reverse stock split will not affect total assets, liabilities or shareholders’ equity. However, the per share net income or loss and net book value of the common stock will be retroactively increased for each period because there will be fewer shares of common stock outstanding.

Federal Income Tax Consequences

The following discussion is a summary of certain U.S. federal income tax consequences of a reverse stock split to us and to stockholders that hold shares of our common stock as capital assets for U.S. federal income tax purposes. This discussion is based upon current U.S. tax law, which is subject to change, possibly with retroactive effect, and differing interpretations. Any such change may cause the U.S. federal income tax consequences of a reverse stock split to vary substantially from the consequences summarized below.

This summary does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders who may be subject to special tax treatment under the Internal Revenue Code of 1986, as amended, including, without limitation, dealers in securities, commodities or foreign currency, persons who are treated as non-U.S. persons for U.S. federal income tax purposes, certain former citizens or long-term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, persons subject to the alternative minimum tax or Medicare contribution tax on net investment income, persons who hold their shares of our common stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired their shares of our common stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.

The state and local tax consequences of a reverse split may vary as to each stockholder, depending on the jurisdiction in which such stockholder resides. This discussion should not be considered as tax or investment advice, and the tax consequences of a reverse stock split may not be the same for all stockholders. Stockholders should consult their own tax advisors to understand their individual federal, state, local and foreign tax consequences.

Tax Consequences to the Company. We will not recognize taxable income, gain or loss in connection with a reverse stock split.

Tax Consequences to Stockholders. A stockholder generally will not recognize gain or loss on the reverse stock split, except in respect of cash, if any, received in lieu of a fractional share interest. In general, the aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefor (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged.

A holder of the pre-split shares who receives cash generally will be treated as having exchanged a fractional share interest for cash in a redemption that is subject to Section 302 of the Code, assuming the fractional share interest is purchased directly by the Company. The redemption will be treated as a sale of the fractional share, and not as a distribution under Section 301 of the Code, if the receipt of cash (a) is “substantially disproportionate” with respect to the holder, (b) results in a “complete termination” of the holder’s interest, or (c) is “not essentially equivalent to a dividend” with respect to the holder, in each case taking into account shares both actually and constructively owned by such holder (under certain constructive ownership rules). A distribution is not essentially equivalent to a dividend if the holder undergoes a “meaningful reduction” in the holder’s proportionate interest. If the redemption is treated as a sale, the holder will recognize capital gain or loss equal to the difference between the portion of the tax basis of the post-split shares allocated to the fractional share interest and the cash received. If the redemption does not meet one of the Section 302 tests, the cash distribution will be treated as a distribution under Section 301 of the Code. In such case, the cash distribution will be treated as a dividend to the extent of our current and accumulated earnings and profits allocable to the distribution, and then as a recovery of basis to the extent of the holder’s tax basis in his or her shares (which, for these purposes, may include the holder’s tax basis in all of his or her shares rather than only the holder’s tax basis in his or her fractional share interest, although the law is not entirely clear), and finally as gain from the sale of stock.

Whether a holder who receives cash in lieu of fractional shares will have a meaningful reduction in ownership will depend on all of the facts and circumstances existing at and around the time of the reverse stock split, including the size of the holder’s percentage interest in our Common Stock before and after the reverse stock split. In this regard, the IRS has indicated in published rulings that any reduction in the percentage interest of a public company stockholder whose relative stock interest is minimal (an interest of less than 1% of the outstanding Company Common Stock should satisfy this requirement) and who exercises no control over corporate affairs should constitute a meaningful reduction in such stockholder’s interest. However, some shareholders receiving cash in lieu of a fractional share will have an increase in their percentage ownership interest in the Company and therefore could be subject to dividend treatment on the receipt of cash in lieu of such fractional share ownership interest. Such potential dividend treatment will not apply if the fractional shares interests are aggregated and sold by the Company on the open market, and which case the proceeds will be treated as received in connection with a sale of stock.

We recommend that stockholders consult their own tax advisors to determine the extent to which their fractional share redemption is treated as a sale of the fractional share or as a distribution under Section 301 of the Code and the tax consequences thereof.

Information Reporting and Backup Withholding

Payment of cash in lieu of fractional shares within the United States or conducted through certain U.S. related financial intermediaries is subject to both backup withholding and information reporting unless the beneficial owner certifies under penalties of perjury that he or she is not a U.S. holder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a U.S. holder) or the stockholder otherwise establishes an exemption. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against such stockholder’s U.S. federal income tax liability provided the required information is furnished to the IRS.

Vote Required

The affirmative vote of the holders of a majority of our outstanding shares of common stock as of the record date will be required to approve the Reverse Stock Split Proposal.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL NO. 4.

PROPOSAL NO. 5

EQUITY PLAN PROPOSAL

Overview

On September 17, 2019, the Board of Directors adopted amendments to our 2014 Equity Incentive Plan (the “2014 Plan”), subject to stockholder approval: (i) to increase the authorized number of shares of our common stock reserved for issuance pursuant to awards granted under the 2014 Plan by 4,500,000 shares, (ii) establish a maximum limit on the value of awards that may be granted to non-employee directors when combined with cash compensation received for service on the Board of Directors in any calendar year and (iii) make certain other modifications to reflect changes in the tax law resulting from the Tax Cuts and Jobs Act of 2017.

Reasons for Amendment of the 2014 Plan

We believe that equity awards are an important component of our total compensation package that supports our ability to recruit, retain and reward qualified personnel in the intensely competitive biotechnology and pharmaceutical industry. In light of the completion of the Merger, and among other reasons, we believe that continuing to offer employees and other service-providers the opportunity to receive equity-based compensation through the grant of awards under the 2014 Plan will further help to align the long-term value creation objectives of our workforce with those of our stockholders.

In determining the proposed increase in the number of shares authorized for issuance pursuant to awards granted under the 2014 Plan, our board of directors carefully considered a number of factors, including the potential dilutive impact of equity awards and the Company’s anticipated growth, hiring plans and retention needs.

Summary of the Plan

Our 2014 Plan was first adopted by the Board of Directors and approved by our stockholders in January 2014, and became effective in connection with our initial public offering in March 2014. The 2014 Plan is a successor and continuation of our Joint Canadian Stock Option Plan (the “2006 Plan”) and provides for the grant of stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, performance cash awards, and other forms of stock awards to our employees, directors, and consultants which may vest subject to continued service or such other performance criteria as determined by the Compensation Committee in accordance with the terms of the 2014 Plan. The amendments described in this proposal were adopted by the Board of Directors in September 2019, subject to approval of our stockholders. The material terms of the 2014 Plan, as would be modified by the proposed amendments, are summarized below. The summary is qualified in its entirety by reference to the full text of the 2014 Plan, as amended, which is attached as Appendix B to this proxy statement.

Plan Administration

The Board of Directors has delegated its authority to administer the 2014 Plan to our Compensation Committee. Subject to the terms of our 2014 Plan, the Compensation Committee has the authority to, among other matters, select the persons to whom awards may be granted, construe and interpret our 2014 Plan as well as to determine the terms of such awards and prescribe, amend and rescind the rules and regulations relating to administration of the 2014 Plan or any award granted thereunder. The Compensation Committee may, with consent of any adversely affected participant, reduce the exercise price or purchase price of any outstanding award, provide for the cancellation of any outstanding stock award in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles.

The 2014 Plan provides that the Board of Directors or Compensation Committee may delegate its authority, including the authority to grant awards to non-officer employees and service providers of the Company, to one or more executive officers to the extent permitted by applicable law.

Share Reserve

We initially reserved 1,423,411 shares for issuance pursuant to grants made under our 2014 Plan, which included a number of shares of common stock equal to (i) 756,279 new shares, (ii) plus 70,310 shares, the number of shares available for issuance under our 2006 Plan at the time our 2014 Plan became effective, and (iii) any shares subject to stock options or other stock awards granted under the 2006 Plan that would have otherwise returned to the 2006 Plan, such as upon the expiration or termination of a stock award prior to vesting. The number of shares reserved for issuance under our 2014 Plan is subject to automatic increase on January 1 of each calendar year through 2024 by 4% of the total number of shares of all classes of our common stock outstanding as of the immediately preceding December 31, or such lesser number of shares as determined by our Board of Directors. As a result, the number of shares reserved for issuance under our 2014 Plan increased by 427,804; 688,479; 936,926; 938,897 and 941,494 shares on January 1 of 2015 through 2019.

Shares subject to awards granted under our 2014 Plan and 2006 Plan that expire or terminate for any reason prior to exercise or settlement, are forfeited because of the failure to meet a contingency or condition required to vest such shares or that are repurchased at the original issuance price, or are otherwise reacquired or are withheld (or not issued) to satisfy a tax withholding obligation in connection with an award will become available for future grant under our 2014 Plan.

As of September 18, 2019, there were 4,986,666 shares reserved for issuance under our 2014 Plan, of which 2,908,597 shares are subject to outstanding stock options and 72,000 shares are subject to outstanding restricted stock units. If this proposal is approved, the number of shares reserved for issuance under our 2014 Plan will be 9,486,666 and will thereafter be subject to automatic increase pursuant to the terms described above.

Eligibility; Non-Employee Director Share Limits

Our 2014 Plan provides for the grant of awards to our employees, directors, consultants, independent contractors and advisors. As of September 18, 2019, approximately 14 employees, eight consultants or independent contractors and five non-employee directors are eligible to participate in the 2014 Plan.

Pursuant to the terms of the 2014 Plan, no participant may be granted (i) stock-based awards covering more than 5,445,000 shares of common stock or (ii) performance cash awards for more than $2,500,000 in any calendar year, in each case subject to certain exceptions set forth in the 2014 Plan. In addition, no non-employee director may receive awards under our 2014 Plan that, when combined with cash compensation received for service as a non-employee director, exceed $600,000 in a calendar year.

Corporate Transactions

Our 2014 Plan provides that in the event of certain specified Corporate Transactions, as defined under our 2014 Plan, the Compensation Committee may take any one or more of the following actions with respect to outstanding awards, which outstanding awards need not be treated identically: (i) arrange for the assumption, continuation or substitution of outstanding awards by a successor corporation (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction); (ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company to a successor corporation; (iii) accelerate the vesting, in whole or in part, of any award and provide for its termination prior to the transaction; (iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company; or (v) cancel or arrange for the cancellation of any award prior to the transaction in exchange for a cash payment, if any, determined by the Compensation Committee.

Transferability and Recoupment of Awards

No participant may transfer awards under our 2014 Plan other than by will, the laws of descent and distribution, or as otherwise provided under our 2014 Plan. Awards granted under the 2014 Plan will be subject to recoupment in accordance with any claw-back policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange on which the Company’s securities are listed or as is otherwise required by other applicable law or imposed by the Board of Directors.

Amendment or Termination

Our Board of Directors has the authority to amend, suspend, or terminate our 2014 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. No awards may be granted after the tenth anniversary of the date our Board of Directors adopted our 2014 Plan.

Federal Tax Consequences

The following is a brief summary of the federal income tax consequences applicable to awards granted under the 2014 Plan based on federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters that may be relevant to any particular participant. The summary does not discuss the tax laws of any state, municipality, or foreign jurisdiction, or the gift, estate, excise, payroll, or other tax laws. This summary does not discuss the impact of Section 280G of the Code governing parachute payments or Section 409A of the Code governing nonqualified deferred compensation plans. Because circumstances may vary, we advise all participants to consult their own tax advisors under all circumstances.

Stock Options. A recipient of a stock option will generally not recognize taxable income upon the grant of the option. For non-qualified stock options, the participant will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise, and the Company is generally entitled to a corresponding deduction. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss. The acquisition of shares upon exercise of an incentive stock option will generally not result in any taxable income to the participant, however the excess of the fair market value of the common stock received over the exercise price may be treated as an adjustment for purposes of calculating alternative minimum tax. The gain or loss recognized by the participant on a later sale or other disposition of such shares will be a long-term capital gain or loss if the participant holds the shares for the statutorily required period (more than two years from the date of grant and more than one year from the date of exercise), and the Company will not be entitled to a corresponding deduction. If the shares are not held for the required period, the participant will recognize ordinary income in the year of such disposition equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, and (ii) the difference between the sales price and the exercise price and the Company will receive a corresponding deduction. Any additional gain recognized on the sale generally will be a capital gain. Different and complex rules may apply to incentive stock options that are early exercisable, and we encourage participants holding such any such awards to seek the advice of their own tax counsel.

Other Share-Based Awards. The tax effects of other share-based awards will vary depending on the type, terms and conditions of those awards. In general, the current federal income tax consequences of other awards authorized under the 2014 Plan follow certain basic principles: nontransferable restricted stock subject to a substantial risk of forfeiture and restricted stock units will result in income recognition equal to the excess of the fair market value over the price paid, if any, at the time the restrictions applicable to such awards lapse (unless, with respect to an award of restricted stock, the recipient elects to accelerate recognition of income as of the date of grant). In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) of the Code with respect to covered employees as described below.

Impact of Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended generally disallows public companies a tax deduction for federal income tax purposes of remuneration in excess of $1 million paid to certain “covered employees” within the meaning of Section 162(m). Recent changes to Section 162(m) in connection with the passage of the Tax Cuts and Jobs Act repealed exceptions to the deductibility limit that were previously available for “qualified performance-based compensation,” including stock option grants, effective for taxable years after December 31, 2017. As a result, any cash or equity compensation paid to certain of our officers in excess of $1 million will be non-deductible unless it qualifies for transition relief afforded to compensation payable pursuant to certain binding arrangements in effect on November 2, 2017. While our Compensation Committee may consider the deductibility of awards as one factor in determining executive compensation, our Compensation Committee also looks at other factors in making its decisions and retains the flexibility to award compensation that it determines to be consistent with the goals of our compensation programs even if the awards are not deductible by us for tax purposes. Moreover, because of uncertainties in the interpretation and implementation of the changes to Section 162(m), including the scope of the transition relief, we can offer no assurance of deductibility.

New Plan Benefits

Following the Merger, we granted options covering an aggregate of 183,000 shares under the 2014 Plan to certain of our non-executive employees. At our Board of Directors’ next meeting, we expect to make equity grants to our new and continuing members of our Board of Directors consistent with our director compensation policy. See “Director Compensation.” All other future awards to directors, executive officers, employees and consultants are made at the discretion of our Compensation Committee, or by our Board of Directors acting in place of our Compensation Committee. As a result, the benefits and amounts that will be received or allocated under the 2014 Plan are not determinable at this time.

Existing Plan Benefits

From the inception of the 2014 Plan through September 18, 2019, options to purchase a total of 4,374,222 shares had been granted under the 2014 Plan, of which 122,835 shares had been exercised and 2,638,982 shares of which remained outstanding. The options outstanding as of September 18, 2019, had a weighted-average exercise price of $8.25 per share and a weighted average remaining contractual term of 4.30 years. From the inception of the 2014 Plan through September 18, 2019, restricted stock units covering a total of 72,000 have been granted and remained outstanding under the 2014 Plan. The closing price per share of our common stock as reported by Nasdaq on September 27, 2019 was $3.05.

The table below shows grants made to our named executive officers, all current executive officers as a group, all current non-employee directors as a group and all current employees (excluding all executive officers) for the aggregate number of awards under the 2014 Plan from the inception of the 2014 Plan through September 18, 2019, without regard to equity awards that have been forfeited or cancelled:

Name and Principal Position	Number of Shares Underlying Options Granted
Jonathan G. Drachman	—	(1)
David Main	1,075,000
Kamran Alam	446,250
Lloyd Mackenzie	355,000
Sarah B. Noonberg	—
Lewis T. “Rusty” Williams	—
M. Cantey Boyd	—
Sean Nolan	41,500
Todd Simpson	44,833
All current executive officers as a group (2 persons)	446,250	(1)
All current non-employee directors as a group (5 persons)	86,333
All current employees as a group, excluding executive officers (14 persons)	436,900

(1)	Excludes 1,650,000 shares underlying options granted to Dr. Drachman as inducement awards outside of the 2014 Plan.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to approve the Equity Plan Proposal.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL NO. 5.

PROPOSAL NO. 6

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Deloitte LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019, and has further directed that management submit the appointment of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Deloitte LLP has audited our financial statements since 2006. Representatives of Deloitte LLP are expected to be present at the Annual Meeting by telephone. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the appointment of Deloitte LLP as our independent registered public accounting firm. However, the Audit Committee of the Board of Directors is submitting the appointment of Deloitte LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board of Directors in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interests and the best interests of our stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the appointment of Deloitte LLP.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table represents aggregate fees billed to us for 2018 and 2017, by Deloitte LLP.

	2018(1)	2017(1)
Audit Fees	$300,867	$258,695
Audit-related Fees	—	142,506
Tax Fees	7,275	—
All Other Fees	2,000	2,000
Total Fees	$310,142	$403,201

(1)

The dollar amounts shown in these columns reflect the US$ equivalent of the amounts billed by Deloitte LLP. The amounts were converted to U.S. dollars from Canadian dollars using the average of the closing monthly average exchange rates for the 12 months ended December 31, 2018 and December 31, 2017. Applying this formula to years ended December 31, 2018 and December 31, 2017, Canadian $1.00 was equal to US$0.7719 and US$0.7712, respectively.

Audit Fees. Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings, including fees for professional services related to registration statement filings.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” Audit-related fees billed to us for services rendered during 2017 related to due diligence services.

Tax Fees. Tax fees principally included tax compliance, tax advice and tax planning fees. Tax fees billed to us for services rendered during 2018 related to tax advisory services. There were no tax fees billed to us for services rendered during 2017.

All Other Fees. All other fees include any fees billed that are not audit, audit related, or tax fees. In 2018 and 2017, these fees related to subscription of an online accounting research tool.

All fees described above were pre-approved by the Audit Committee.

In connection with the audit of the 2018 financial statements, we entered into an engagement agreement with Deloitte LLP that sets forth the terms by which Deloitte LLP will perform audit services us. That agreement is subject to alternative dispute resolution procedures and an exclusion of punitive damages.

PRE-APPROVAL POLICIES AND PROCEDURES

The charter of the Audit Committee provides for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Deloitte LLP. The Audit Committee may pre-approve specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of services other than audit services by Deloitte LLP is compatible with maintaining the principal accountant’s independence.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL NO. 6.

PROPOSAL NO. 7

ADJOURNMENT PROPOSAL

We are asking our stockholders to approve a proposal to approve one or more adjournments of the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve any of Proposal Nos. 1 through 6 at the time of the Annual Meeting or if we do not have a quorum at the Annual Meeting. If our stockholders approve the Adjournment Proposal, we could adjourn the Annual Meeting and any reconvened session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against approval of any of Proposal Nos. 1 through 6. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against approval of any of Proposal Nos. 1 through 6 such that the proposal to approve any such proposal would be defeated, we could adjourn the Annual Meeting without a vote on the approval of such proposal and seek to convince the holders of those shares to change their votes to votes in favor of approval of such proposal. Additionally, we may seek to adjourn the Annual Meeting if a quorum is not present at the Annual Meeting.

Our Board of Directors believes that it is in the best interests of our company and our stockholders to be able to adjourn the Annual Meeting to a later date or dates if necessary or appropriate for the purpose of soliciting additional proxies in respect of the approval of any of Proposal Nos. 1 through 6 if there are insufficient votes to approve any such proposals at the time of the Annual Meeting or in the absence of a quorum.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the Adjournment Proposal at the Annual Meeting will be required to approve the Adjournment Proposal.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL NO. 7.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our capital stock as of September 18, 2019 for:

•	each of our named executive officers;

•	each of our directors;

•	all of our directors and executive officers as a group; and

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock.

Our calculation of beneficial ownership below reflects 28,135,639 shares of common stock issued and outstanding as of September 18, 2019. Additionally, this table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Beneficial ownership has been determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Shares of common stock issuable under options or warrants that are exercisable within 60 days after September 18, 2019 are deemed beneficially owned and such shares are used in computing the percentage ownership of the person holding the options or warrants, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The information contained in the following table is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares in the table does not constitute an admission of beneficial ownership of those shares.

Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and dispositive power with respect to their shares of common stock, except to the extent authority is shared by spouses under community property laws. Unless otherwise indicated below, the address of each beneficial owner listed in the table below is c/o Neoleukin Therapeutics, Inc., 401 Terry Avenue N., Seattle, Washington 98109.

	Beneficial Ownership
Beneficial Owner	Number of Shares	Percent of Total
Named Executive Officers and Directors:
Jonathan G. Drachman(1)	568,039	2%
David Main(2)	1,375,695	5
Kamran Alam(3)	472,378	2
Lloyd Mackenzie(4)	45,312	*
Sarah B. Noonberg	—	—
Lewis T. “Rusty” Williams	—	—
M. Cantey Boyd(5)	—	—
Sean Nolan(6)	41,500	*
Todd Simpson(7)	44,833	*
All executive officers and directors as a group (7 persons)(8)	1,126,750	4%
5% Stockholders:
Baker Bros. Advisors LP. and Affiliates(9)	11,359,679	40%
EcoR1 Capital, LLC(10)	2,265,880	8%

*	Represents beneficial ownership of less than one percent (1%) of the outstanding common stock.
(1)	Excludes 12,616 shares of common stock issuable upon the conversion of our Series A Convertible Preferred Stock upon the approval of Proposal No. 2.
(2)

Consists of (a) 71,530 shares and (b) 1,304,165 shares issuable pursuant to stock options exercisable within 60 days of September 18, 2019. Mr. Main resigned as our Chief Executive Officer in August 2019.

(3)	Consists of 472,378 shares issuable pursuant to stock options exercisable within 60 days of September 18, 2019.
(4)	Consists of 45,312 shares issuable pursuant to stock options exercisable within 60 days of September 18, 2019. Mr. Mackenzie ceased serving as our Chief Operating Officer in December 2018.
(5)

Ms. Boyd serve on our Board of Directors as a representative of 667, L.P. (“667”) and Baker Brothers Life Sciences, L.P. (“Life Sciences”, and together with 667, the “Funds” and their affiliates). Pursuant to the policies of the Funds, Ms. Boyd does not have any right to any of our securities issued as part of her service on the Board of Directors and the Funds are entitled to receive all the pecuniary interest in the securities issued. The Funds each own an indirect proportionate pecuniary interest in the stock options. Solely as a result of Felix J. Baker’s and Julian C. Baker’s ownership interest in the general partners of the general partners of the Funds, Felix J. Baker and Julian C. Baker may be deemed to have an indirect pecuniary interest in the stock options (i.e. no direct pecuniary interest).

(6)	Consists of 41,500 shares issuable pursuant to stock options exercisable within 60 days of September 18, 2019.
(7)	Consists of 44,833 shares issuable pursuant to stock options exercisable within 60 days of September 18, 2019.
(8)

Consists of (a) 568,039 shares held by the directors and executive officers as of September 18, 2019 and (b) 558,711 shares issuable pursuant to stock options exercisable within 60 days of September 18, 2019. Both Mr. Main and Mr. Lloyd Mackenzie are excluded from this total as they ceased to be officers of the Company prior to September 18, 2019.

(9)

Based solely on information provided in a Schedule 13D/A filed with the SEC on August 13, 2019. The Schedule 13D/A was filed jointly by the Baker Bros. Advisors LP (the “Adviser”), Baker Bros. Advisors (GP) LLC (the “Adviser GP”), Felix J. Baker and Julian C. Baker, with respect to shares held by the Funds, Felix J. Baker and Julian C. Baker. Pursuant to management agreements, as amended, among the Adviser, the Funds, and their respective general partners, the Adviser has complete and unlimited discretion and authority with respect to the Funds’ investments and voting power over investments. The Adviser GP, Felix J. Baker and Julian C. Baker as managing members of the Adviser GP, and the Adviser may be deemed to be beneficial owners of securities of the Company directly held by the Funds, and may be deemed to have the power to vote or direct the vote of and the power to dispose or direct the disposition of such securities. The address of the foregoing entities and persons is 860 Washington Street, 3rd Floor, New York, New York 10014.

(10)

Based solely on information provided in a Schedule 13G filed with the SEC on February 14, 2019. The Schedule 13G was filed by EcoR1 Capital Fund Qualified, L.P. (“Qualified Fund”); EcoR1 Capital, LLC (“EcoR1”) and Oleg Nodelman (“Nodelman”) (collectively, the “EcoR1 Filers”). Qualified Fund filed jointly with the other EcoR1 Filers, but not as a member of a group and it expressly disclaims membership in a group. In addition, the Schedule 13G indicates that filing the Schedule 13G on behalf of Qualified Fund should not be construed as an admission that it is, and it disclaims that it is, a beneficial owner, as defined in Rule 13d-3 under the Exchange Act, of any of the shares covered by the Schedule 13G. Each EcoR1 Filer also disclaims beneficial ownership of the shares except to the extent of that person’s pecuniary interest therein. The Schedule 13G reported that (i) EcoR1 had shared voting power with respect to 2,265,880 shares of common stock and shared dispositive power with respect to 2,265,880 shares of common stock, (ii) Nodelman had shared voting power with respect to 2,265,880 shares of common stock and shared dispositive power with respect to 2,265,880 shares of common stock, and (iii) Qualified Fund had shared voting power with respect to 1,892,871 shares of common stock and shared dispositive power with respect to 1,892,871 shares of common stock. The address of the foregoing entities and persons is 409 Illinois Street, San Francisco, CA 94158.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2018, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers as September 18, 2019. Biographical information with regard to Dr. Drachman is presented under “Proposal No. 1—Election of Directors” in this proxy statement.

Name	Age	Position(s)
Jonathan Drachman	57	Chief Executive Officer
Kamran Alam	45	Chief Financial Officer, Vice President, Finance

Kamran Alam has served as our Chief Financial Officer and Vice President, Finance since August 2011. From June 2010 to August 2011, Mr. Alam served as Senior Director, Business Development of Sirius Genomics Inc., a biotechnology company. From October 2008 to June 2010, Mr. Alam served as Director, Business Development of the Centre for Drug Research and Development, a drug development and commercialization center. From January 2007 to October 2008, Mr. Alam served as Senior Manager, Business Development of Angiotech Pharmaceuticals, Inc., a pharmaceutical company. From 2004 to 2007, Mr. Alam served as Manager, Business Development of AnorMED Inc., a chemistry-based biopharmaceutical company. From 1998 to 2000, Mr. Alam worked in the life sciences practice group of PriceWaterhouseCoopers LLP, a global accounting and auditing firm where he obtained his Chartered Accountant designation, and gained valuable experience in the financing, auditing and tax structuring of a number of biotechnology and technology companies. Mr. Alam holds a B.Sc. in Cell Biology and Genetics from the University of British Columbia and an M.B.A. in International Business and Strategy from the University of Victoria and is a Chartered Professional Accountant, Chartered Accountant (CPA, CA).

EXECUTIVE COMPENSATION

Our named executive officers (the “NEOs”) for the year ended December 31, 2018, which consist of our principal executive officer and the next two most highly compensated executive officers, were:

•	David J. Main, former Chief Executive Officer and President;

•	Kamran Alam, interim Chief Financial Officer and Vice President, Finance; and

•	Lloyd Mackenzie, former Chief Operating Officer.

The rules of the Securities and Exchange Commission require this discussion regarding 2018 executive officer compensation cover executive officers that served during 2018. Because our acquisition of Former Neoleukin took place in August 2019, this executive compensation information relates to two persons who were executive officers of Aquinox Pharmaceuticals, Inc. prior to its acquisition of Former Neoleukin. We note that Mr. Main resigned from his position as Chief Executive Officer and President upon completion of the Merger in August 2019 and Mr. Mackenzie ceased serving as our Chief Operating Officer in November 2018. Mr. Alam is continuing to serve as our Chief Financial Officer and Vice President, Finance on an interim basis.

SUMMARY COMPENSATION TABLE

The following table sets forth all of the compensation awarded to, earned by or paid to our NEOs during the years ended December 31, 2018, 2017 and 2016.

Name and principal position(1)	Year	Salary ($)	Option Awards(2) ($)		Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)
David J. Main	2018	535,000	3,413,647	(3)	267,500	(4)	10,139	(5)	4,226,286
Former Chief Executive	2017	510,000	2,289,339		240,975		—		3,040,314
Officer and President	2016	460,000	663,030		195,500		—		1,318,530

Kamran Alam	2018	365,000	1,262,777	(3)	127,750	(4)	—		1,755,527
Interim Chief Financial Officer	2017	335,000	989,984		105,525		—		1,430,509
and Vice President, Finance	2016	276,250	221,010		82,184		—		579,444

Lloyd Mackenzie	2018	380,442	1,152,576	(3)	127,750	(4)	276,671	(6)	1,937,439
Former Chief Operating Officer

(1)	Our NEOs were employed and compensated by our wholly owned subsidiary, Aquinox Pharmaceuticals (Canada) Inc., a corporation under the Canada Business Corporations Act (“AQXP Canada”).
(2)

The dollar amounts reflect the aggregate grant date fair value of equity awards granted within the fiscal year in accordance with the Financial Accounting Standards Board, or FASB, Accounting Standards Codification Topic 718 for stock-based compensation. These amounts do not correspond to the actual cash value that will be recognized by the directors when received. Assumptions used in the calculation of the amounts in this column are included in note 7 to our audited consolidated financial statements included in our 2018 Annual Report on Form 10-K.

(3)

Amounts shown in this column do not reflect dollar amounts actually received by our NEOs. Instead, these amounts for 2018 reflect the aggregate grant date fair value of each stock option granted in 2018, computed in accordance with the provisions of FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in our Annual Report on Form 10-K for the year ended December 31, 2018. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Our NEOs will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options.

(4)

Represents amounts earned and paid in 2018, under our 2018 incentive compensation plan, which provides our NEOs with an annual incentive compensation payment, subject to achievement of our corporate performance goals and individual achievement. Our 2018 corporate goals initially related to the advancement of our clinical trials and preclinical programs, but were modified, following the failure of our Leadership 301 clinical trial, to relate to the evaluation of strategic alternatives for the Company, which our Board of Directors determined were achieved at the 100% level.

(5)	Includes: (a) $6,122 in paid expenses for tax preparation services and (b) the value of Company paid premiums of $4,017 for long-term care and disability insurance.
(6)	Includes: (a) $2,921 in paid expenses for tax preparation services and (b) $273,750 in severance payments (see “—Employment Agreements—Lloyd Mackenzie” for additional information).

EMPLOYMENT AGREEMENTS

David J. Main

We entered into an amended employment agreement with Mr. Main effective January 1, 2014, which replaced and superseded Mr. Main’s prior employment agreement, setting forth the terms of Mr. Main’s continued employment as our President and Chief Executive Officer. Mr. Main was eligible to receive an annual bonus of up to 50% of his current base salary, as determined by our Compensation Committee in its discretion and based on the achievement of corporate and individual performance goals. In August 2018, we entered into an amendment to Mr. Main’s employment agreement, which modified certain benefits following a termination. In May 2019 we entered into an amendment to Mr. Main’s employment agreement, which modified the definition of a qualified termination and further modified certain benefits following a termination.

In connection with our acquisition of Former Neoleukin, we entered into a separation agreement with Mr. Main. The separation agreement provided that Mr. Main’s employment ended effective as of August 8, 2019. Pursuant to the separation agreement and consistent with the terms of Mr. Main’s employment agreement as amended through May 8, 2019, Mr. Main was entitled to: (i) a lump sum payment equal to 18 months of his current base salary; (ii) a lump sum payment equal to 18 months bonus pay, that will be calculated and based on Mr. Main’s bonus payment average from the previous three years; (iii) the premiums necessary to continue Mr. Main’s health and dental benefits until the earliest of (A) 18 months from the separation date or (B) the date on which Mr. Main obtains other benefit coverage; (iv) a lump sum payment of $2,000 CDN on the separation date to cover the differential cost in coverage amounts between the group health benefits program and the individual health benefits plan; and (v) a transaction bonus of $401,250 upon the closing of our acquisition of Former Neoleukin. We will also cover the cost of Mr. Main’s U.S. and Canadian tax filing support services for the 2019 tax year. In addition, all unvested options held by Mr. Main immediately vested and will remain exercisable for a period of 90 days following the separation date, at which time any vested but unexercised options will expire and be forfeit, with the exception of the options granted to Mr. Main in August of 2018 which provides for three years to exercise from the separation date.

Kamran Alam

We entered into an amended employment agreement with Mr. Alam effective January 1, 2014, which replaced and superseded Mr. Alam’s prior employment agreement, setting forth the terms of Mr. Alam’s continued employment as our Vice President, Finance and Chief Financial Officer. Mr. Alam is eligible to receive an annual bonus of up to 35% of his current base salary, as determined by our Compensation Committee in its discretion and based on the achievement of corporate and individual performance goals. In August 2018, we entered into an amendment to Mr. Alam’s employment agreement, which modified certain benefits following a termination. In May 2019 we entered into an amendment to Mr. Alam’s employment agreement, which modified the definition of a qualified termination and further modified certain benefits following a termination.

In connection with our acquisition of Former Neoleukin, we also entered into a fixed-term transition agreement with Mr. Alam, who will serve as our Interim Chief Financial Officer following the closing of the transaction until May 31, 2020 (the “Transition Period”), unless terminated in compliance with the transition agreement.

Pursuant to his transition agreement, Mr. Alam will receive an annual base salary of $380,000 and will be eligible to receive a retention bonus of $332,500. The retention bonus will be payable upon the earlier of Mr. Alam’s termination without cause and May 31, 2020. Mr. Alam will not be eligible for any additional equity awards during the Transition Period, but any equity awards granted prior to the transition retention agreement will continue to vest during the Transition Period. During the Transition Period, Mr. Alam will be eligible to participate in an individual extended health benefits plan paid for by us until August 8, 2020. In addition, we paid Mr. Alam a lump sum payment of $2,000 CDN on August 8, 2019 to cover the differential cost in coverage amounts between the group health benefits program and the individual health benefits plan.

Consistent with the terms of his employment agreement, as amended, in connection with his separation and effective upon closing of the acquisition of Former Neoleukin, Mr. Alam became entitled to: (i) a lump sum payment equal to 12 months of his current base salary; (ii) a lump sum payment equal to 12 months bonus pay, that will be calculated and based on Mr. Alam’s bonus payment average from the previous three years; (iii) the premiums necessary to continue Mr. Alam’s health and dental benefits until the earliest of (A) 12 months from the separation date or (B) the date on which Mr. Alam obtains other benefit coverage; and (iv) a transaction bonus of $319,375 upon the closing. In addition, all unvested options held by Mr. Alam immediately vested and will remain exercisable for a period of 90 days following the separation date, at which time any vested but unexercised options will expire and be forfeit, with the exception of the options granted to Mr. Alam in August of 2018 which provides for three years to exercise from the separation date.

Lloyd Mackenzie

We entered into an amended employment agreement with Mr. Mackenzie effective January 1, 2014, which replaced and superseded Mr. Mackenzie’s prior employment agreement, setting forth the terms of Mr. Mackenzie’s continued employment as our Chief Operating Officer. Mr. Mackenzie was eligible to receive an annual bonus of up to 35% of his current base salary, as determined by our Compensation Committee in its discretion and based on the achievement of corporate and individual performance goals. In August 2018, we entered into an amendment to Mr. Mackenzie’s employment agreement, which modified certain benefits following a termination. In connection with our restructuring plan, we reduced our workforce including Mr. Mackenzie, effective December 31, 2018. In November 2018, we entered into a letter agreement with Mr. Mackenzie related to his termination. Pursuant to this letter agreement, Mr. Mackenzie was entitled to nine months of base salary paid as a lump sum, which equated to $273,750, in exchange for a release of claims. Mr. Mackenzie was also awarded 100% of his eligible bonus for 2018, which equated to $127,750.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2018

The following table provides information regarding outstanding equity awards held by each of our NEOs as of December 31, 2018.

	Option Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)(2)	Option Exercise Price ($)	Option Expiration Date
David J. Main	6/11/2010	72,916	—	5.76	6/10/2020
	11/11/2011	93,750	—	5.76	11/10/2021
	10/31/2013	62,499	—	12.67	10/30/2023
	5/8/2014	65,000	—	10.10	5/7/2024
	3/12/2015	60,937	4,063	12.03	3/11/2025
	3/10/2016	82,500	37,500	8.08	3/9/2026
	3/8/2017	80,936	104,064	17.35	3/7/2027
	3/9/2018	—	225,000	16.55	3/8/2028
	8/7/2018	—	415,000	3.07	8/6/2028

Kamran Alam	5/30/2012	2,170	—	5.76	5/29/2022
	10/31/2013	23,958	—	12.67	10/30/2023
	5/8/2014	31,250	—	10.10	5/7/2024
	3/12/2015	23,437	1,563	12.03	3/11/2025
	3/10/2016	27,500	12,500	8.08	3/9/2026
	3/8/2017	35,003	44,997	17.35	3/7/2027
	3/9/2018	—	75,000	16.55	3/8/2028
	8/7/2018	—	195,000	3.07	8/6/2028

Lloyd Mackenzie	11/11/2011	1,872	—	5.76	11/10/2021
	10/31/2013	9,765	—	12.67	10/30/2023
	5/8/2014	25,000	—	10.10	5/7/2024
	3/12/2015	23,437	—	12.03	3/11/2025
	3/10/2016	24,062	—	8.08	3/9/2026
	3/8/2017	21,878	—	17.35	3/7/2027
	8/7/2018	—	145,000	3.07	8/6/2028

(1)

The shares subject to the stock options vest as follows: 25% of the shares underlying the options vest on the one-year anniversary of the vesting commencement date and thereafter 1/48th of the shares vest each month, subject to continued service with us through each vesting date.

(2)	Options are subject to accelerated vesting as described under “Employment Agreements.”

DIRECTOR COMPENSATION

The following table sets forth information regarding compensation earned by or paid to our non-employee directors serving during 2018. Mr. Main, our only employee director during 2018, received no additional compensation for his Board service during 2018. In connection with our acquisition of Former Neoleukin, Messrs. Pelzer and Main and Drs. Bridger, Levy, Levitt and Neu resigned from our board of directors in August 2019.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total ($)
Gary Bridger	46,667	143,927	190,594
Daniel Levitt	49,000	143,927	192,927
Richard Levy	49,000	143,927	192,927
Kelvin Neu	46,667	143,927	190,594
Sean Nolan	54,583	143,927	198,510
Robert Pelzer	86,500	143,927	230,427
Todd Simpson	62,917	143,927	206,844

(1)

Amounts shown in this column do not reflect dollar amounts actually received by our non-employee directors. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted in the year ended December 31, 2018, computed in accordance with the provisions of FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in our Annual Report on Form 10-K for the year ended December 31, 2018. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Our non-employee directors will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options. The table below lists the aggregate number of shares subject to outstanding option awards held by each of our non-employee directors.

(2)	The shares subject to these awards vest in a series of twelve successive equal monthly installments measured from the vesting commencement date.

Name	Number of Shares Subject to Outstanding Options as of December 31, 2018
Gary Bridger	44,833
Daniel Levitt	52,645
Richard Levy(3)	33,000
Kelvin Neu(3)	33,000
Sean Nolan	41,500
Robert Pelzer	51,343
Todd Simpson	44,833

(3)

Each of Dr. Levy and Dr. Neu served on our Board as representatives of 667, L.P. (“667”) and Baker Brothers Life Sciences, L.P. (“Life Sciences”, and together with 667, the “Funds” and their affiliates). Pursuant to the policies of the Funds, neither Dr. Levy nor Dr. Neu have any right to any of our securities issued as part of service on the Board and the Funds are entitled to receive all the pecuniary interest in the securities issued. The Funds each own an indirect proportionate pecuniary interest in the options listed above.

Non-employee directors receive the following cash compensation for service on our Board of Directors and committees of our Board of Directors, as applicable, payable in equal monthly installments, in arrears:

•	$40,000 per year for service as a member of our Board of Directors;

•	$25,000 per year for service as our Lead Independent Director;

•	$20,000 per year for service as the chair of the Audit Committee and $8,000 per year for service as a member (other than as chair) of the Audit Committee;

•	$15,000 per year for service as the chair of the Compensation Committee and $7,000 per year for service as a member (other than as chair) of the Compensation Committee; and

•

$8,000 per year for service as the chair of the Nominating and Corporate Governance Committee and $5,000 per year for service as a member (other than as chair) of the Nominating and Corporate Governance Committee.

We have a policy of reimbursing our directors for their reasonable out-of-pocket expenses incurred in attending Board of Directors and committee meetings. In addition, our non-employee directors receive $500 additional cash compensation for in-person meetings of our Board of Directors attended at our headquarters. Employee directors do not receive additional compensation for service on our Board of Directors.

In addition, each newly appointed non-employee director will be granted an option to purchase 22,000 shares of our common stock. These options will vest on a three-year, annual vesting schedule. Additionally, on the date of each annual meeting, each person who is elected or appointed and each director who continues to serve as a director immediately after such annual meeting shall be granted stock options covering 15,000 shares of our common stock, vesting on a one-year, monthly vesting schedule.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2018:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(2)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for issuance under equity compensation plans(3)
Equity compensation plans approved by stockholders(1)	2,897,294	$9.04	1,156,378
Equity compensation plans not approved by stockholders	—	—	—
Total	2,897,294	$9.04	1,156,378

(1)	Includes securities issuable under our Joint Canadian Stock Option Plan (the “2006 Plan”) and 2014 Equity Incentive Plan (the “2014 Plan”).
(2)	Consists of options to purchase 2,590,400 shares of common stock under our 2014 Plan and 306,894 shares of common stock under our 2006 Plan.
(3)

All of such shares of common stock available for issuance under our 2014 Plan. No further shares are available for issuance under the 2006 Plan. Pursuant to the terms of our 2014 Plan, an additional 941,494 shares of common stock were added to the 2014 Plan, effective January 1, 2019.

On August 31, 2019, the Board of Directors granted, in the aggregate, options to purchase 3,300,000 shares of Company common stock to four of our executive officers, including options to purchase 1,650,000 shares to our Chief Executive Officer, as inducement to their employment with the Company following the Merger pursuant to Nasdaq Listing Rule 5635(c)(4).

TRANSACTIONS WITH RELATED PERSONS

Other than compensation arrangements for our directors and NEOs, which are described elsewhere in this proxy statement, below we describe transactions since January 1, 2018 to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and

•

any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

INDEMNIFICATION AGREEMENTS

Our amended and restated certificate of incorporation contains provisions limiting the liability of directors, and our amended and restated bylaws provide that we will indemnify each of our directors and officers, and may indemnify our employees and other agents, to the fullest extent permitted under Delaware law. In addition, we have entered into an indemnification agreement with each of our directors and our executive officers.

POLICY ON FUTURE RELATED PARTY TRANSACTIONS

We have adopted a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related person transaction with us without the prior consent of our Audit Committee. Any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of any class of our common stock or any member of the immediate family of any of the foregoing persons, in which the amount involved exceeds $120,000 and such person would have a direct or indirect interest, must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Neoleukin stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or Neoleukin. Direct your written request to Neoleukin Therapeutics, Inc., c/o Corporate Secretary at 401 Terry Avenue N., Seattle, Washington 98109 or contact our Corporate Secretary at (206) 732-2133. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public through the Internet at the SEC’s web site at www.sec.gov.

We will mail without charge, upon written request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2018, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

Neoleukin Therapeutics, Inc.

401 Terry Avenue N.

Seattle, WA 98109

Attention: Secretary

(206) 732-2133

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

Kamran Alam

Secretary

Dated: October 2, 2019

APPENDIX A

CERTIFICATE OF AMENDMENT

OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

NEOLEUKEN THERAPEUTICS, INC.

Neoleukin Therapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

First: The name of the Corporation is Neoleukin Therapeutics, Inc. The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 25, 2007 under the name Aquinox Pharmaceuticals (USA) Inc. The Corporation filed with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation on March 12, 2014 under the name Aquinox Pharmaceuticals, Inc. and a Certificate of Amendment on August 9, 2019 under the name Neoleukin Therapeutics, Inc.

Second: Article IV of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

“IV

A. The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that the Company is authorized to issue is [            ] shares. [            ] shares shall be Common Stock, each having a par value of $0.000001 per share. 5,000,000 shares shall be Preferred Stock, each having a par value of $0.000001 per share.

B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Company (the “Board of Directors”) is hereby expressly authorized to provide for the issue of all of any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Company entitled to vote thereon, without a separate vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock (a “Certificate of Designation”).

C. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Company for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (the “Restated Certificate”) (including any Certificate of Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Restated Certificate (including any Certificate of Designation).

Immediately upon the filing of this Certificate of Amendment of Amended and Restated Certificate of Incorporation of Neoleukin Therapeutics, Inc. with the Secretary of State of the State of Delaware each one (1) share of the Company’s Common Stock outstanding immediately prior to such filing shall be automatically reclassified into [         (        )] of one share of the Company’s Common Stock. The aforementioned reclassification shall be referred to collectively as the “Reverse Split.”

A-1

The Reverse Split shall occur without any further action on the part of the Company or the holder thereof and whether or not certificates representing such holder’s shares prior to the Reverse Split are surrendered for cancellation. No fractional interest in a share of Common Stock shall be deliverable upon the Reverse Split. All shares of Common Stock (including fractions thereof) issuable upon the Reverse Split held by a holder prior to the Reverse Split shall be aggregated for purposes of determining whether the Reverse Split would result in the issuance of any fractional share. Any fractional share resulting from such aggregation upon the Reverse Split shall be rounded down to the nearest whole number. Each holder who would otherwise be entitled to a fraction of a share of Common Stock upon the Reverse Split (after aggregating all fractions of a share to which such stockholder would otherwise be entitled) shall, in lieu thereof, be entitled to receive a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the Company’s Common Stock as reported on The Nasdaq Global Market on the date of filing of this Certificate of Amendment of Amended and Restated Certificate of Incorporation of Neoleukin Therapeutics, Inc. with the Secretary of State of the State of Delaware. The Company shall not be obliged to issue certificates evidencing the shares of Common Stock outstanding as a result of the Reverse Split unless and until the certificates evidencing the shares held by a holder prior to the Reverse Split are either delivered to the Company or its transfer agent, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates.”

Third: The foregoing amendment of the Amended and Restated Certificate of Incorporation of the Corporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, this Certificate of Amendment of Amended and Restated Certificate of Incorporation has been signed this      day of                 , 20    .

NEOLEUKIN THERAPEUTICS, INC.

By:
Name:	Jonathan G. Drachman
Title:	Chief Executive Officer

A-2

APPENDIX B

Neoleukin Therapeutics, INC.

2014 EQUITY INCENTIVE PLAN

As Amended: [                ], 2019

1.  GENERAL.

(a)  Successor to and Continuation of Prior Plan.

(i)  The Plan is intended as the successor to and continuation of the Neoleukin Therapeutics, Inc. and Aquinox Pharmaceuticals (Canada), Inc. Joint Canadian Stock Option Plan, as amended March 19, 2013 (the “Prior Plan”). From and after 12:01 a.m. Pacific time on the Effective Date, no additional stock awards will be granted under the Prior Plan. All Awards granted on or after 12:01 a.m. Pacific Time on the Effective Date will be granted under this Plan. All stock awards granted under the Prior Plan will remain subject to the terms of the Prior Plan.

(ii)  Any shares that would otherwise remain available for future grants under the Prior Plan as of 12:01 a.m. Pacific Time on the Effective Date (the “Prior Plan’s Available Reserve”) will cease to be available under the Prior Plan at such time. Instead, that number of shares of Common Stock equal to the Prior Plan’s Available Reserve will be added to the Share Reserve (as further described in Section 3(a) below) and will be immediately available for grants and issuance pursuant to Stock Awards under this Plan, up to the maximum number set forth in Section 3(a) below.

(iii)  From and after 12:01 a.m. Pacific time on the Effective Date, that number of shares of Common Stock subject to outstanding stock awards granted under the Prior Plan that (A) expire or terminate for any reason prior to exercise or settlement, (B) are forfeited because of the failure to meet a contingency or condition required to vest such shares or repurchased at the original issuance price, or (C) are otherwise reacquired or are withheld (or not issued) to satisfy a tax withholding obligation in connection with an award (the “Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such shares become Returning Shares (up to the maximum number set forth in Section 3(a)), and become available for issuance pursuant to Stock Awards granted hereunder.

(b)  Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.

(c)  Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock Awards; (v) Restricted Stock Unit Awards; (vi) Performance Stock Awards; (vii) Performance Cash Awards; and (viii) Other Stock Awards.

(d)  Purpose. This Plan, through the granting of Awards, is intended to help the Company and any Affiliate secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

2.  ADMINISTRATION.

(a)  Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b)  Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)  To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii)  To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii)  To settle all controversies regarding the Plan and Awards granted under it.

(iv)  To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or the time at which cash or shares of Common Stock may be issued in settlement thereof).

(v)  To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under the Participant’s then-outstanding Award without such Participant’s written consent except as provided in subsection (viii) below.

(vi)  To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or bringing the Plan or Awards granted under the Plan into compliance with the requirements for Incentive Stock Options or nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan (including subsection (viii) below) or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without the Participant’s written consent.

(vii)  To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding “incentive stock options” or (B) Rule 16b-3.

(viii)  To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion. A Participant’s rights under any Award will not be impaired by any such amendment unless the Company requests the consent of the affected Participant, and the Participant consents in writing. However, a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. In addition, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.

(ix)  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan and/or Award Agreements.

(x)  To adopt such procedures and sub-plans as are necessary or appropriate (A) to permit or facilitate participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States or (B) allow Awards to qualify for special tax treatment in a foreign jurisdiction; provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction.

(xi)  To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Stock Award; (B) the cancellation of any outstanding Stock Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Other Stock Award, (5) cash award and/or (6) award of other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Stock Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles.

(c)  Delegation to Committee.

(i)  General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii)  Rule 16b-3 Compliance. The Committee shall consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3, unless otherwise determined by the Board.

(d)  Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(y)(iii) below.

(e)  Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.  SHARES SUBJECT TO THE PLAN.

(a)  Share Reserve.

(i)  Subject to Section 9(a) relating to Capitalization Adjustments and the “evergreen” provision in Section 3(a)(ii), the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date will not exceed 9,486,666 shares (the “Share Reserve”), which number is the sum of (A) 9,217,051 shares, plus (B) the Prior Plan’s Available Reserve on the Effective Date, and plus (C) the Returning Shares, if any, as such shares become available for grant under this Plan from time to time.

(ii)  The Share Reserve will automatically increase on January 1st of each year, for ten years, commencing on January 1 of the year following the year in which the IPO Date occurs, in an amount equal to 4% of the total number of shares of Capital Stock outstanding on December 31st of the preceding calendar year. The Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a smaller number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.

(iii)  For clarity, the Share Reserve is a limitation on the number of shares of Common Stock that may be issued under the Plan. As a single share may be subject to grant more than once (e.g., if a share subject to a Stock Award is forfeited, it may be made subject to grant again as provided in Section 3(b) below), the Share Reserve is not a limit on the number of Stock Awards that can be granted.

(iv)  Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(b)  Reversion of Shares to the Share Reserve. If a Stock Award or any portion of a Stock Award (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that are available for issuance under the Plan. If any shares of Common Stock issued under a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.

(c)  Incentive Stock Option Limit. Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued on the exercise of Incentive Stock Options will be the Share Reserve.

(d)  Annual Limitations. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the following limitations will apply.

(i)  A maximum of 5,445,000 shares of Common Stock subject to Options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date the Stock Award is granted may be granted to any single Participant during any single calendar year.

(ii)  A maximum of 5,445,000 shares of Common Stock subject to Performance Stock Awards may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).

(iii)  A maximum of $2,500,000 may be granted as a Performance Cash Award to any one Participant during any one calendar year.

If a Performance Stock Award is in the form of an Option, it will count only against the Performance Stock Award limit. If a Performance Stock Award could (but is not required to) be paid out in cash, it will count only against the Performance Stock Award limit.

(e)  Limitation on Awards Granted to Non-Employee Directors. No Non-Employee Directors may receive awards under the Plan that, when combined with cash compensation received for service as a Non-Employee Director, exceed $600,000 in any calendar year. Grant date fair value for purposes of Awards to Non-Employee Directors under the Plan will be determined as follows: (i) for Options and SARs, grant date fair value will be calculated using the Black-Scholes valuation methodology on the date of grant of such Option or SAR and (ii) for all other Awards other than Options and SARs, grant date fair value will be determined by either (1) calculating the product of the Fair Market Value per share on the date of grant and the aggregate number of shares subject to the Award or (2) calculating the product using an average of the Fair Market Value over a number of trading days as determined by the Board or Committee and the aggregate number of shares subject to the Award. Awards granted to an individual while he or she was serving in the capacity as an Employee or while he or she was a Consultant but not a Non-Employee Director will not count for purposes of the limitations set forth in this Section 3(e).

(f)  Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.  ELIGIBILITY.

(a)  Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act (US), unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Stock Awards comply with the distribution requirements of Section 409A of the Code.

(b)  Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

5.  PROVISIONS RELATING TO OPTIONS AND  STOCK APPRECIATION RIGHTS.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a)  Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.

(b)  Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the

Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c)  Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i)  by cash, check, bank draft or money order payable to the Company;

(ii)  pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)  by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)  if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v)  in any other form of legal consideration that may be acceptable to the Board, permissible under applicable law, the rules of any applicable stock exchange and specified in the applicable Award Agreement.

(d)  Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR (with respect to which the Participant is exercising the SAR on such date), over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(e)  Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i)  Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

(ii)  Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by U.S. Treasury Regulation 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)  Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f)  Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g)  Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.

(h)  Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act (US), then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received on exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i)  Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement) and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j)  Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 12 months following the date of death (or such longer or shorter period specified in the Award Agreement) and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k)  Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the date of such termination of Continuous Service.

(l)  Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the U.S. Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the U.S. Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the U.S. Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6.  PROVISIONS OF STOCK AWARDS OTHER  THAN OPTIONS AND SARS.

(a)  Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse, or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)  Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)  Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii)  Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv)  Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v)  Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b)  Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)  Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law and the rules of any applicable stock exchange.

(ii)  Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)  Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v)  Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi)  Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c)  Performance Awards.

(i)  Performance Stock Awards. A Performance Stock Award is a Stock Award (covering a number of shares not in excess of that set forth in Section 3(d) above) that is payable (including that may be granted, may vest or may be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee or the Board, in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii)  Performance Cash Awards. A Performance Cash Award is a cash award (for a dollar value not in excess of that set forth in Section 3(d)(iii) above) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee or the Board, in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii)  Board Discretion. The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(iv)  Determination of Performance Goals. Unless otherwise determined by the Board, the Committee will establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (A) the date 90 days after the commencement of the applicable Performance Period, and (B) the date on which 25% of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award subject to Performance Goals, the Committee will certify in writing the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such Performance Goals relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction of, or completion of any Performance Goals, the number of shares of Common Stock, Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, will determine.

(d)  Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.  COVENANTS OF THE COMPANY.

(a)  Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Stock Awards.

(b)  Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act (US) the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

(c)  No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8.  MISCELLANEOUS.

(a)  Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards will constitute general funds of the Company.

(b)  Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c)  Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to a Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Stock Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Stock Award has been entered into the books and records of the Company.

(d)  No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e)  Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f)  Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g)  Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that such Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award, and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act (US), or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h)  Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local, foreign or other tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such other amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant, including proceeds from the sale of shares of Common Stock issued pursuant to a Stock Award; or (v) by such other method as may be set forth in the Award Agreement.

(i)  Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto), or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j)  Deferrals. To the extent permitted by applicable law and the rules of any applicable stock exchange, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(k)  Compliance with Section 409A of the Code. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule.

(l)  Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

9.  ADJUSTMENTS UPON CHANGES IN COMMON  STOCK; OTHER CORPORATE EVENTS.

(a)  Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to

Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 3(d), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b)  Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c)  Corporate Transaction. The following provisions will apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board will take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

(i)  arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii)  arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii)  accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;

(iv)  arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v)  cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi)  make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by such holder in connection with such exercise.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants.

(d)  Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10.  PLAN TERM; EARLIER TERMINATION OR SUSPENSION OF THE PLAN.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of (i) the Adoption Date, or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

11.  EXISTENCE OF THE PLAN; TIMING OF FIRST GRANT OR EXERCISE.

The Plan will come into existence on the Adoption Date. However, no Award may be granted prior to the Effective Date. In addition, no Stock Award will be exercised (or, in the case of a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, or Other Stock Award, no Stock Award will be granted) and no Performance Cash Award will be settled unless and until the Plan has been approved by the stockholders of the Company, which approval will be within 12 months after the date the Plan is adopted by the Board.

12.  CHOICE OF LAW.

The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13.  DEFINITIONS. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a)	“Adoption Date” means January 12, 2014.

(b)

“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act (US). The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c)	“Award” means a Stock Award or a Performance Cash Award.

(d)	“Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(e)	“Board” means the Board of Directors of the Company.

(f)

“Canadian Securities Laws” means collectively, all securities laws of the provinces and territories of Canada and the respective rules and regulations under such laws together with applicable published policy statements, instruments, notices and blanket orders or rulings and all discretionary orders or rulings, if any, applicable to the Company.

(g)	“Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.

(h)

“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(i)

“Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant: the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of Canada, the United States or any state or province thereof; (ii) such Participant’s attempted commission of, or participation (whether by affirmative act or omission) in, a fraud or act of dishonesty against the Company and/or its Affiliates; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company and/or its Affiliates and which has a material adverse effect on the Company and/or its Affiliates; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; (v) such Participant’s gross misconduct; or (vi) any other conduct by the Participant that constitutes just cause under the common law or the laws of the jurisdiction in which the Participant is employed.

The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole and exclusive judgment and discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(j)	“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)  any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii)  there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)  there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv)  individuals who, on the Adoption Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of this Plan, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.

(k)	“Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(l)	“Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(m)	“Common Stock” means, as of the Effective Date, the common stock of the Company.

(n)	“Company” means Neoleukin Therapeutics, Inc., a Delaware corporation.

(o)

“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act (US) is available to register either the offer or the sale of the Company’s securities to such person.

(p)

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. If the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. A leave of absence will be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(q)	“Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)  a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)  a sale or other disposition of at least 90% of the outstanding securities of the Company;

(iii)  a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)  a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(r)	“Director” means a member of the Board.

(s)

“Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(C)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(t)	“Effective Date” means the IPO Date.

(u)

“Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(v)	“Entity” means a corporation, partnership, limited liability company or other entity.

(w)	“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(x)

“Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company ; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(y)	“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)  If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market where the greatest volume of trading and value in the Common Stock occurs) on the date of determination, as reported in a source the Board deems reliable.

(ii)  Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii)  In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(z)	“Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(aa)

“IPO Date” means the date of the underwriting agreement between the Company and the underwriters(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering (the “IPO”).

(bb)

“Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (US) (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b- 3.

(cc)	“Nonstatutory Stock Option” means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(dd)	“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(ee)	“Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(ff)

“Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(gg)	“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(hh)	“Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(ii)

“Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(jj)

“Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(kk)	“Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(ll)	“Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(mm)

“Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (1) profit before tax; (2) billings; (3) revenue; (4) net revenue; (5) earnings (which may include earnings before interest and taxes, earnings before taxes, and net earnings); (6) operating income; (7) operating margin; (8) operating profit; (9) controllable operating profit, or net operating profit; (10) net profit; (11) gross margin; (12) operating expenses or operating expenses as a percentage of revenue; (13) net income; (14) earnings per share; (15) total stockholder return; (16) market share; (17) return on assets or net assets; (18) the Company’s stock price;

(19) growth in stockholder value relative to a pre-determined index; (20) return on equity; (21) return on invested capital; (22) cash flow (including free cash flow or operating cash flows); (23) cash conversion cycle; (24) economic value added; (25) contract awards or backlog; (26) overhead or other expense reduction; (27) credit rating; (28) strategic plan development and implementation; (29) succession plan development and implementation; (30) debt reduction; (31) improvement in workforce diversity; (32) customer indicators; (33) new product invention or innovation; (34) attainment of research and development milestones; (35) submission to, or approval by, a regulatory body (including, but not limited to the U.S. Food and Drug Administration) of an applicable filing or a product candidate; (36) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); (37) supply chain achievements (including establishing relationships with manufacturers or suppliers of active pharmaceutical ingredients and other component materials and manufacturers of the Company’s products); (38) co-development, co-marketing, profit sharing, joint venture or other similar arrangements; (39) improvements in productivity; and (40) other measures of performance selected by the Board.

(nn)

“Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles and (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(oo)

“Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(pp)	“Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(qq)	“Plan” means this Neoleukin Therapeutics, Inc. 2014 Equity Incentive Plan.

(rr)	“Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(ss)

“Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(tt)	“Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(uu)

“Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(vv)	“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ww)	“Securities Act (Canada)” means the Securities Act, R.S.B.C. 1996 c.418, as amended.

(xx)	“Securities Act (US)” means the U.S. Securities Act of 1933, as amended.

(yy)	“Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(zz)

“Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(aaa)

“Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(bbb)

“Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ccc)

“Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(ddd)

“Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

(eee)	“$” means United States dollars unless otherwise specified.

NEOLEUKIN THERAPEUTICS, INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E85000-P28872 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEOLEUKIN THERAPEUTICS, INC. The Board of Directors recommends you vote FOR the following:			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	Election of Directors		☐	☐	☐
Nominees:

01) Jonathan G. Drachman
02) Sarah B. Noonberg

The Board of Directors recommends you vote FOR the following proposals:								For	Against	Abstain

2.	To approve the conversion of 101,927 shares of the company’s non-voting convertible preferred stock issued to the former equity holders of Neoleukin Therapeutics, Inc. (“Former Neoleukin”) in connection with the completed acquisition of Former Neoleukin, into 10,192,700 shares of the company’s common stock.							☐	☐	☐

3.	To approve an amendment to the company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000.							☐	☐	☐

4.	To approve, at the discretion of the Board of Directors, an amendment to the company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio not less than 1-for-2 and not greater than 1-for-5, with the exact ratio to be set within that range at the discretion of the Board of Directors before December 31, 2020, and a corresponding reduction in the number of authorized shares of common stock, without further approval or authorization of the stockholders.							☐	☐	☐

5.	To approve amendments to the company’s 2014 Equity Incentive Plan to, among other things, increase the number of shares of the company’s common stock available for grant and issuance thereunder by 4,500,000 shares.							☐	☐	☐

6.	To ratify the appointment of Deloitte LLP as the independent registered public accounting firm of the company for its fiscal year ending December 31, 2019.							☐	☐	☐

7.	To approve one or more adjournments of the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the Proposal Nos. 1 through 6 at the time of the Annual Meeting or in the absence of a quorum.							☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such business as may properly come before the meeting.

Please indicate if you plan to attend this meeting.			☐	☐
			Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The 2018 Annual Report and Proxy Statement for the 2019 Annual Meeting are available at www.proxyvote.com.

E85001-P28872

NEOLEUKIN THERAPEUTICS, INC.

Proxy for Annual Meeting of Stockholders on November 12, 2019

Solicited on Behalf of the Board of Directors

The undersigned stockholder(s) hereby revoke(s) all previous proxies, acknowledge(s) receipt of the Notice of the 2019 Annual Meeting of Stockholders of Neoleukin Therapeutics, Inc., the accompanying proxy statement and the 2018 Annual Report, and hereby appoint(s) Jonathan Drachman and Kamran Alam, or either of them, as proxies of the undersigned, each with the power to appoint his substitute, and hereby authorize(s) them, or either of them, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Neoleukin Therapeutics, Inc. that the undersigned stockholder(s) is/are entitled to vote at the 2019 Annual Meeting of Stockholders of Neoleukin Therapeutics, Inc. to be held at 1:30 p.m. local time on November 12, 2019 at the offices of Fenwick & West LLP, 1191 2nd Avenue, Fl. 10, Seattle, Washington 98101, and any adjournment or postponement thereof.

The shares represented by this proxy, when properly executed, will be voted in the manner directed by the stockholder(s), with discretionary authority as to any and all other matters that may properly come before the meeting. If no such direction is made, the proxyholders will have the authority to vote FOR both of the nominees listed in Proposal No. 1 and FOR Proposal Nos. 2 through 7.

Continued and to be signed on reverse side

NEOLEUKIN THERAPEUTICS, INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E85002-P28872 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEOLEUKIN THERAPEUTICS, INC. The Board of Directors recommends you vote FOR the following:			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	Election of Directors		☐	☐	☐
Nominees:

01) Jonathan G. Drachman
02) Sarah B. Noonberg

The Board of Directors recommends you vote FOR the following proposals:								For	Against	Abstain

3.	To approve an amendment to the company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000.							☐	☐	☐

4.	To approve, at the discretion of the Board of Directors, an amendment to the company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio not less than 1-for-2 and not greater than 1-for-5, with the exact ratio to be set within that range at the discretion of the Board of Directors before December 31, 2020, and a corresponding reduction in the number of authorized shares of common stock, without further approval or authorization of the stockholders.							☐	☐	☐

5.	To approve amendments to the company’s 2014 Equity Incentive Plan to, among other things, increase the number of shares of the company’s common stock available for grant and issuance thereunder by 4,500,000 shares.							☐	☐	☐

6.	To ratify the appointment of Deloitte LLP as the independent registered public accounting firm of the company for its fiscal year ending December 31, 2019.							☐	☐	☐

7.	To approve one or more adjournments of the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the Proposal Nos. 1 through 6 at the time of the Annual Meeting or in the absence of a quorum.							☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such business as may properly come before the meeting.

			Yes	No
Please indicate if you plan to attend this meeting.			☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The 2018 Annual Report and Proxy Statement for the 2019 Annual Meeting are available at www.proxyvote.com.

E85003-P28872

NEOLEUKIN THERAPEUTICS, INC.

Proxy for Annual Meeting of Stockholders on November 12, 2019

Solicited on Behalf of the Board of Directors

The undersigned stockholder(s) hereby revoke(s) all previous proxies, acknowledge(s) receipt of the Notice of the 2019 Annual Meeting of Stockholders of Neoleukin Therapeutics, Inc., the accompanying proxy statement and the 2018 Annual Report, and hereby appoint(s) Jonathan Drachman and Kamran Alam, or either of them, as proxies of the undersigned, each with the power to appoint his substitute, and hereby authorize(s) them, or either of them, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Neoleukin Therapeutics, Inc. that the undersigned stockholder(s) is/are entitled to vote at the 2019 Annual Meeting of Stockholders of Neoleukin Therapeutics, Inc. to be held at 1:30 p.m. local time on November 12, 2019 at the offices of Fenwick & West LLP, 1191 2nd Avenue, Fl. 10, Seattle, Washington 98101, and any adjournment or postponement thereof.

The shares represented by this proxy, when properly executed, will be voted in the manner directed by the stockholder(s), with discretionary authority as to any and all other matters that may properly come before the meeting. If no such direction is made, the proxyholders will have the authority to vote FOR both of the nominees listed in Proposal No. 1 and FOR Proposal Nos. 2 through 7.

Continued and to be signed on reverse side